Registration No. 333-31131
                                                 Registration No. 811-07659
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              -------------------
                                   FORM N-4


        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [ ]

        Pre-Effective Amendment No.                               [ ]

        Post-Effective Amendment No. 21                           [X]


                                    AND/OR

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

        Amendment No.  95                                         [X]


                       (Check appropriate box or boxes)

                              -------------------

                            SEPARATE ACCOUNT No. 49
                                      of
        THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                          (Exact Name of Registrant)

                              -------------------

        THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                              (Name of Depositor)

          1290 Avenue of the Americas, New York, New York 10104
           (Address of Depositor's Principal Executive Offices)
    Depositor's Telephone Number, including Area Code: (212) 554-1234

                              --------------------
                                   ROBIN WAGNER
                             VICE PRESIDENT AND COUNSEL
        The Equitable Life Assurance Society of the United States
          1290 Avenue of the Americas, New York, New York 10104
                 (Name and Address of Agent for Service)
                              ---------------------

               Please send copies of all communications to:

                               PETER E. PANARITES
                                 FOLEY & LARDNER
                               WASHINGTON HARBOUR
                            3000 K STREET, NORTHWEST
                             WASHINGTON, D.C. 20007
                                 (202) 295-4019

         Approximate Date of Proposed Public Offering:  Continuous

         It is proposed that this filing will become effective (check appropriate box):

[ ]      Immediately upon filing pursuant to paragraph (b) of Rule 485.

[ ]      On (date) pursuant to paragraph (b) of Rule 485.

[X]      60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]      On (date) pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

     Units of interest in Separate Account under variable annuity contracts.

                                      NOTE

This Post Effective Amendment No. 21 ("PEA") to the Form N-4 Registration Statement No. 333-31131 ("Registration Statement") of The Equitable Life Assurance Society of the United States ("Equitable Life") and its Separate Account 49 is being filed solely for the purpose of including in this Registration Statement, the prospectus and Statement of Additional Information for the new version of Accumulator(R) Select(SM) ("Accumulator(R) Select(SM) `03"). In addition, certain related exhibits are being filed. The PEA does not amend, or delete the currently effective Accumulator(R) Select(SM) Prospectuses, Statements of Additional Information or supplements to the Prospectuses dated May 1, 2003, or any other part of the Registration Statement except as specifically noted herein.

Equitable Accumulator(R) Select(SM)
A combination variable and fixed deferred annuity contract


PROSPECTUS DATED JULY 28, 2003

Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing, or taking any other action under your contract. Also, prospectuses that contain important information about the Portfolios accompany this prospectus.


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WHAT IS THE EQUITABLE ACCUMULATOR(R) SELECT(SM)

Equitable Accumulator(R) Select(SM) is a deferred annuity contract issued by The Equitable Life Assurance Society of the United States. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, the guaranteed interest option or fixed maturity options ("investment options"). There is no withdrawal charge under the contract. Certain features and benefits described in this prospectus may vary in your state; all features and benefits may not be available in all contracts or in all states.


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 Variable investment options
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o AXA Aggressive Allocation*             o EQ/Alliance Small Cap Growth
o AXA Conservative Allocation*           o EQ/Alliance Technology
o AXA Conservative-Plus Allocation*      o EQ/Bernstein Diversified Value
o AXA Moderate Allocation*               o EQ/Calvert Socially Responsible
o AXA Moderate-Plus Allocation*          o EQ/Capital Guardian International
o AXA Premier VIP Aggressive Stock       o EQ/Capital Guardian Research
o AXA Premier VIP Core Bond              o EQ/Capital Guardian U.S. Equity
o AXA Premier VIP Health Care            o EQ/Emerging Markets Equity
o AXA Premier VIP High Yield             o EQ/Equity 500 Index
o AXA Premier VIP International Equity   o EQ/Evergreen Omega
o AXA Premier VIP Large Cap Core         o EQ/FI Mid Cap
  Equity                                 o EQ/FI Small/Mid Cap Value
o AXA Premier VIP Large Cap Growth       o EQ/J.P. Morgan Core Bond
o AXA Premier VIP Large Cap Value        o EQ/Janus Large Cap Growth
o AXA Premier VIP Small/Mid Cap          o EQ/Lazard Small Cap Value
  Growth                                 o EQ/Marsico Focus
o AXA Premier VIP Small/Mid Cap Value    o EQ/Mercury Basic Value Equity
o AXA Premier VIP Technology             o EQ/MFS Emerging Growth Companies
o AXA Rosenberg VIT Value Long/Short     o EQ/MFS Investors Trust
  Equity                                 o EQ/Money Market
o EQ/Alliance Common Stock               o EQ/Putnam Growth & Income Value
o EQ/Alliance Growth and Income          o EQ/Putnam International Equity
o EQ/Alliance Intermediate               o EQ/Putnam Voyager
  Government Securities                  o EQ/Small Company Index
o EQ/Alliance International              o U.S. Real Estate -- Class I
o EQ/Alliance Premier Growth
o EQ/Alliance Quality Bond
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* The "AXA Allocation" portfolios.


You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio of EQ Advisors Trust, AXA Premier VIP Trust, The Universal Institutional Funds, Inc. or Barr Rosenberg Variable Insurance Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio.

GUARANTEED INTEREST OPTION. You may allocate amounts to the guaranteed interest option. This option is part of our general account and pays interest at guaranteed rates.

FIXED MATURITY OPTIONS. You may allocate amounts to one or more fixed maturity options. These amounts will receive a fixed rate of interest for a specified period. Interest is earned at a guaranteed rate set by us. We make a market value adjustment (up or down) if you make transfers or withdrawals from a fixed maturity option before its maturity date.

TYPES OF CONTRACTS. We offer the contracts for use as:

o  A nonqualified annuity ("NQ") for after-tax contributions only.

o An individual retirement annuity ("IRA"), either traditional IRA ("Rollover IRA") or Roth IRA ("Roth Conversion IRA").

o Traditional and Roth Inherited IRA beneficiary continuation contract ("Inherited IRA")

o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") -- ("Rollover TSA").

A contribution of at least $25,000 is required to purchase a contract.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated July 28, 2003, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's Web site at http://www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.


The SEC has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

                                                        X00565/Select '03 Series
                                                                        (R-4/15)

Contents of this prospectus
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EQUITABLE ACCUMULATOR(R) SELECT(SM)
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Index of key words and phrases                                               4
Who is Equitable Life?                                                       5
How to reach us                                                              6
Equitable Accumulator(R) Select(SM) at a glance -- key features              8

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FEE TABLE                                                                   11
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Example                                                                     13
Condensed financial information                                             13


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1. CONTRACT FEATURES AND BENEFITS                                           14
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How you can purchase and contribute to your contract                        14
Owner and annuitant requirements                                            16
How you can make your contributions                                         16
What are your investment options under the contract?                        16
Allocating your contributions                                               22
Your benefit base                                                           24
Annuity purchase factors                                                    25
Our Guaranteed minimum income benefit option                                25
Guaranteed minimum death benefit                                            27
Inherited IRA beneficiary continuation contract                             27
Your right to cancel within a certain number of days                        29


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2. DETERMINING YOUR CONTRACT'S VALUE                                        30
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Your account value and cash value                                           30
Your contract's value in the variable investment options                    30
Your contract's value in the guaranteed interest option                     30
Your contract's value in the fixed maturity options                         30
Termination of your contract                                                30


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3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                         31
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Transferring your account value                                             31
Disruptive transfer activity                                                31
Rebalancing your account value                                              32


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"We," "our," and "us" refer to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

2  Contents of this prospectus

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4. ACCESSING YOUR MONEY                                                     33
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Withdrawing your account value                                              33
How withdrawals are taken from your account value                           34
How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your guaranteed minimum
  income benefit, guaranteed minimum death benefit and
  Enhanced guaranteed principal benefit                                     33
Loans under Rollover TSA contracts                                          34
Surrendering your contract to receive its cash value                        35
When to expect payments                                                     35
Your annuity payout options                                                 35


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5. CHARGES AND EXPENSES                                                     38
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Charges that Equitable Life deducts                                         38
Charges that the Trusts deduct                                              39
Group or sponsored arrangements                                             39
Other distribution arrangements                                             40


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6. PAYMENT OF DEATH BENEFIT                                                 41
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Your beneficiary and payment of benefit                                     41
How death benefit payment is made                                           41
Beneficiary continuation option                                             42


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7. TAX INFORMATION                                                          45
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Overview                                                                    45
Buying a contract to fund a retirement arrangement                          45
Transfers among investment options                                          45
Taxation of nonqualified annuities                                          45
Individual retirement arrangements (IRAs)                                   47
Tax-Sheltered Annuity contracts (TSAs)                                      49
Federal and state income tax withholding and
  information reporting                                                     50
Impact of taxes to Equitable Life                                           51

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8. MORE INFORMATION                                                         52
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About Separate Account No. 49                                               52
About the Trusts                                                            52
About our fixed maturity options                                            52
About the general account                                                   53
About other methods of payment                                              53
Dates and prices at which contract events occur                             54
About your voting rights                                                    54
About legal proceedings                                                     55
About our independent accountants                                           55
Financial statements                                                        55
Transfers of ownership, collateral assignments, loans
  and borrowing                                                             55
Distribution of the contracts                                               55


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9. INVESTMENT PERFORMANCE                                                   56
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Communicating performance data                                              59


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10. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                         60
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APPENDICES
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I -- Condensed financial information                                       A-1
II -- Market value adjustment example                                      B-1
III -- Enhanced death benefit example                                      C-1
IV -- Hypothetical illustrations                                           D-1
V -- Standard and Enhanced guaranteed principal benefit
     example                                                               E-1

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STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
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                                                  Contents of this prospectus  3

Index of key words and phrases

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This index should help you locate more information on the terms used in this prospectus.


                                                             Page in
Term                                                      Prospectus
12 month Dollar Cost Averaging                                    20
account value                                                     27
administrative charge                                             34
annual administrative charge                                      34
annual ratchet death benefit                                      24
annuitant                                                         15
annuity maturity date                                             32
annuity payout options                                            35
annuity purchase factors                                          25
automatic investment program                                      49
beneficiary                                                       41
Beneficiary continuation option ("BCO")                           38
benefit base                                                      21
business day                                                      15
cash value                                                        30
charges for state premium and other applicable taxes              35
contract date                                                      9
contract date anniversary                                          9
contract year                                                      9
contributions to traditional IRAs                                 48
  regular contributions                                           48
  rollovers and transfers                                         44
disruptive transfer activity                                      31
distribution charge                                               34
Enhanced guaranteed principal benefit                             22
EQAccess                                                           6
ERISA                                                             34
Fixed-dollar option                                               21
fixed maturity options                                            21
free look                                                         25
general account                                                   48
general dollar cost averaging                                     21
guaranteed interest option                                        21
guaranteed minimum death benefit                                  27
guaranteed minimum income benefit                                 24
guaranteed minimum income benefit charge                          38
IRA                                                            cover
IRS                                                               45
Inherited IRA                                                  cover
investment options                                             cover


                                                             Page in
Term                                                      Prospectus
Investment Simplifier                                             21
Lifetime minimum distribution withdrawals                         30
loan reserve account                                              35
loans under Rollover TSA                                          45
lump sum withdrawals                                              29
market adjusted amount                                            21
market timing                                                     31
maturity dates                                                    19
market value adjustment                                           21
maturity value                                                    21
Mortality and expense risk charge                                 34
NQ                                                             cover
participant                                                       15
portfolio                                                      cover
processing office                                                  6
Protection Plus                                                   24
Protection Plus charge                                            35
rate to maturity                                                  21
Rebalancing                                                       27
Rollover IRA                                                   cover
roll-up death benefit                                             21
Roth IRA                                                          42
SAI                                                            cover
SEC                                                            cover
self-directed allocation                                          20
Separate Account 49                                               48
Spousal protection                                                42
Standard death benefit                                            21
Standard guaranteed principal benefit                             22
substantially equal withdrawals                                   29
Successor owner and annuitant                                     37
Systematic withdrawals                                            29
TOPS                                                               6
Trusts                                                         cover
traditional IRA                                                   42
TSA                                                            cover
unit                                                              30
variable investment options                                       16
wire transmittals                                                 48

To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract. Your financial professional can provide further explanation about your contract or supplemental materials.


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Prospectus                          Contract or Supplemental Materials
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fixed maturity options              Guarantee Periods (Guaranteed Fixed Interest Accounts in supplemental materials)
variable investment options         Investment Funds
account value                       Annuity Account Value
rate to maturity                    Guaranteed Rates
unit                                Accumulation Unit
Guaranteed minimum death benefit    Guaranteed death benefit
Guaranteed minimum income benefit   Guaranteed Income Benefit
Guaranteed interest option          Guaranteed Interest Account
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4 Index of key words and phrases

Who is Equitable Life?

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We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). AXA, a French holding company for an international group of insurance and related financial services companies, is the sole shareholder of AXA Financial, Inc. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $415.31 billion in assets as of December 31, 2002. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.


                                                       Who is Equitable Life?  5

HOW TO REACH US

You may communicate with our processing office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.



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FOR CONTRIBUTIONS SENT BY REGULAR MAIL
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Equitable Accumulator(R) Select(SM)
P.O. Box 13014
Newark, NJ 07188-0014


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FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY
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Equitable Accumulator(R) Select(SM)
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014
Secaucus, NJ 07094


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FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANS-
FERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR
MAIL
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Equitable Accumulator(R) Select(SM)
P.O. Box 1547
Secaucus, NJ 07096-1547


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FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANS-
FERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS
DELIVERY
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Equitable Accumulator(R) Select(SM)
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094


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REPORTS WE PROVIDE:
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o  written confirmation of financial transactions;

o statement of your contract values at the close of each calendar quarter (four per year); and

o annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the guaranteed minimum income benefit, if applicable.


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TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
EQACCESS SYSTEMS:
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TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o  your current account value;

o  your current allocation percentages;

o  the number of units you have in the variable investment options;

o rates to maturity for the fixed maturity options (not available through EQAccess);

o  the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the investment options;

o change your TOPS personal identification number (PIN) (not available through EQAccess); and

o  change your EQAccess password (not available through TOPS).

TOPS and EQAccess are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may use EQAccess by visiting our Web site at http:// www.equitable.com and clicking on EQAccess. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).


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CUSTOMER SERVICE REPRESENTATIVE:
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You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern time.


WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) authorization for telephone transfers by your financial professional (available only for contracts distributed through AXA Distributors);

(2)  conversion of a traditional IRA to a Roth Conversion IRA contract;

(3)  election of the automatic investment program;

(4)  election of the rebalancing program;

(5)  requests for loans under Rollover TSA contracts;

6  Who is Equitable Life?

(6)  spousal consent for loans under Rollover TSA contracts;

(7)  requests for withdrawals or surrenders from Rollover TSA contracts;

(8)  tax withholding elections;

(9)  election of the beneficiary continuation option;

(10) IRA contribution recharacterizations;

(11) certain section 1035 exchanges; and

(12) direct transfers.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)  address changes;

(2)  beneficiary changes;

(3)  transfers between investment options;

(4)  contract surrender and withdrawal requests;

(5)  death claims;

(6) general dollar cost averaging (including the fixed dollar and interest sweep options); and

(7)  12 month dollar cost averaging.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)  automatic investment program;

(2) general dollar cost averaging (including the fixed dollar and interest sweep options);

(3)  rebalancing;

(4)  12 month dollar cost averaging;

(5)  substantially equal withdrawals;

(6)  systematic withdrawals; and

(7)  the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners all must sign.


                                                       Who is Equitable Life?  7

Equitable Accumulator(R) Select(SM) at a glance -- key features

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Professional investment   Equitable Accumulator(R) Select(SM)'s variable investment options invest in different portfolios
management                managed by professional investment advisers.
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Fixed maturity options    o Fixed maturity options with maturities ranging from approximately 1 to 10 years (subject to availability).

                          o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.

                          o Special 10 year fixed maturity option (available under the Enhanced guaranteed principal benefit only).
                          ----------------------------------------------------------------------------------------------------------
                          If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. If you withdraw or transfer only a portion of a fixed maturity amount, this may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment also applies.
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Guaranteed interest       o Principal and interest guarantees.
option
                          o Interest rates set periodically.
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Tax advantages            o On earnings inside the    No tax until you make withdrawals from your contract or receive annuity
                            contract                  payments.

                          o On transfers inside the   No tax on transfers among investment options.
                            contract
                          ----------------------------------------------------------------------------------------------------------
                          If you are purchasing an annuity contract as an Individual Retirement Annuity (IRA), or tax sheltered annuity (TSA) you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information," later in this Prospectus and in the SAI.)
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Guaranteed Minimum        The Guaranteed minimum income benefit provides income protection for you during the annuitant's life.
Income Benefit
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Contribution amounts      o Initial minimum:          $25,000

                          o Additional minimum:       $500 (NQ and Rollover TSA)
                                                      $100 monthly and $300 quarterly under our automatic investment program
                                                      (NQ contracts)
                                                      $1,000 (Inherited IRA contracts)
                                                      $50 (IRA contracts)

                          Maximum contribution limitations may apply. In general, contributions are limited to $1.5 million
                          ($500,000 for owners or annuitants who are age 81 and older at contract issue).
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Access to your money      o Lump sum withdrawals

                          o Several withdrawal options on a periodic basis

                          o Loans under Rollover TSA contracts

                          o Contract surrender

                          You may incur income tax and a tax penalty.
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Payout options            o Fixed annuity payout options

                          o Variable Immediate Annuity payout options

                          o Income Manager(R) payout options
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8 Equitable Accumulator(R) Select(SM) at a glance -- key features

Additional features       o Guaranteed minimum death benefit options

                          o Guaranteed principal benefit options

                          o Dollar cost averaging

                          o Automatic investment program

                          o Account value rebalancing (quarterly, semiannually and annually)

                          o Free transfers

                          o Protection Plus, an optional death benefit available under certain contracts

                          o Spousal protection

                          o Successor owner/annuitant
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Fees and charges          o Daily charges on amounts invested in the variable investment options for mortality and expense risks, administrative charges and distribution charges at an annual rate of 1.70%.

                          o The charges for the guaranteed minimum death benefits range from 0.0% to 0.50%, annually, of the applicable benefit base. The benefit base is described under "Your benefit base" in "Contract features and benefits" later in this Prospectus.

                          o Annual 0.55% of the applicable benefit base charge for the optional Guaranteed minimum income benefit until you exercise the benefit, elect another annuity payout option or the contract date anniversary after the annuitant reaches age 85, whichever occurs first.

                          o An annual charge for the optional Enhanced guaranteed principal benefit deducted on the first 10 contract date anniversaries equal to 0.50% of account value.

                          o If your account value at the end of the contract year is less than $50,000, we deduct an annual administrative charge equal to $30, or during the first two contract years, 2% of your account value, if less. If your account value, on the contract date anniversary, is $50,000 or more, we will not deduct the charge.

                          o Annual 0.35% Protection Plus charge for this optional death benefit.

                          o No sales charge deducted at the time you make contributions and no withdrawal charge.
                          ----------------------------------------------------------------------------------------------------------
                            The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.
                          ----------------------------------------------------------------------------------------------------------
                          o We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. This charge is generally deducted from the amount applied to an annuity payout option.

                          o We deduct a $350 annuity administrative fee from amounts applied to the Variable Immediate Annuity payout options.

                          o Annual expenses of the Trusts' portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. These expenses include management fees ranging from 0.25% to 1.20% annually,
                            12b-1 fees of 0.25% annually and other expenses. In addition, each AXA Allocation Portfolio will invest in shares of other Portfolios of the EQ Advisors Trust and AXA Premier VIP Trust (the "Underlying
                            Portfolios"). Therefore, each AXA Allocation Portfolio will, in addition to its own expenses such as management fees, bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each AXA Allocation Portfolio will be reduced by the Underlying Portfolio's expenses. The anticipated range of expenses expected to be incurred in connection with each AXA
                            Allocation Portfolio's investments in Underlying Portfolios is set forth in the AXA Premier VIP prospectus.
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Annuitant issue ages        NQ: 0-85
                            Rollover IRA, Roth Conversion IRA and Rollover TSA: 20-85
                            Inherited IRA: 0-70
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The above is not a complete description of all material provisions of the contract. In some cases, restrictions or exceptions apply. Also, all features of the contract are not necessarily available in your state or at certain ages.

               Equitable Accumulator(R) Select(SM) at a glance -- key features 9

For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your financial professional or call us, if you have questions.


Other contracts

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same distributor. Upon request, your financial professional can show you information regarding other Equitable Life annuity contracts that he or she distributes. You can also contact us to find out more about any of the Equitable Life annuity contracts.


10 Equitable Accumulator(R) Select(SM) at a glance -- key features

Fee table
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying and owning the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay if you purchase a Variable Immediate Annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.

------------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value at the time you request certain transactions
------------------------------------------------------------------------------------------------------------------------------------
Charge if you elect a Variable Immediate Annuity payout option            $350

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Mortality and expense risks                                               1.10%
Administrative                                                            0.25%
Distribution                                                              0.35%
                                                                          ----
Total annual expenses                                                     1.70%

------------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value on each contract date anniversary
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge
   If your account value on a contract date anniversary is less than
   $50,000(1)                                                             $ 30
   If your account value on a contract date anniversary is $50,000
   or more                                                                $  0

------------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value each year if you elect the optional benefit
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed minimum death benefit charge (calculated as a
percentage of the applicable benefit base. Deducted annually on each contract date anniversary for which the benefit is in effect.)
   Standard death benefit                                                 0.00%
   Annual Ratchet to age 85                                               0.25% of the Annual Ratchet to age 85 benefit base
   Greater of 5% Roll-up to age 85 or Annual Ratchet to age 85            0.50% of the greater of the 5% roll-up to age 85
                                                                          benefit base or the Annual Ratchet to age 85 benefit
                                                                          base, as applicable
------------------------------------------------------------------------------------------------------------------------------------
Enhanced guaranteed principal benefit charge (calculated as a percentage of the account value. Deducted annually on the first 10
contract date anniversaries.)                                             0.50%
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed minimum income benefit charge (calculated as a
percentage of the applicable benefit base. Deducted annually on each
contract date anniversary for which the benefit is in effect.)            0.55%
------------------------------------------------------------------------------------------------------------------------------------
Protection Plus benefit charge (calculated as a percentage of the account value. Deducted annually on each contract date anniversary
for which the benefit is in effect.)                                      0.35%
------------------------------------------------------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.

                                                                    Fee table 11

------------------------------------------------------------------------------------------------------------------------------------
 Portfolio operating expenses expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2002 (expenses that are deducted     Lowest   Highest
from Portfolio assets including management fees, 12b-1 fees, service fees,         -------- --------
and/or other expenses)(2)

Notes:

(1) During the first two contract years this charge, if it applies, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge is $30 for each contract year.

(2) Equitable Life, the manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into Expense Limitation Agreements with respect to certain Portfolios, which are effective through April 30, 2004. Under these agreements Equitable Life has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits each affected Portfolio's total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) to not more than specified amounts. See the Prospectus for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commis sions each EQ Advisors Trust Portfolio and each AXA Premier VIP Trust Portfolio pays is used to reduce the Portfolio's expenses. If the table reflected these expense limitation arrangements and the portion of the brokerage commissions used to reduce portfolio expenses, the lowest and highest figures would be as shown in the table below:

     ---------------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses
     for 2002 (expenses that are deducted from        Lowest      Highest
     Portfolio assets including management            ------      -------
     fees, 12b-1 fees, service fees, and/or other
     expenses) after expense cap
     ---------------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses
     for 2002 (expenses that are deducted from
     Portfolio assets including management
     fees, 12b-1 fees, service fees, and/or other
     expenses) after expense cap and after a
     portion of the brokerage commissions that
     the Portfolio pays is used to reduce the
     Portfolio's expenses.
     ---------------------------------------------------------------------------

12 Fee table

EXAMPLE

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses.

The example below shows the expenses that a hypothetical contract owner (who has elected the Guaranteed minimum income benefit with the enhanced death benefit that provides for the greater of the 5% Roll-up or the Annual Ratchet to age 85 and Protection Plus) would pay in the situations illustrated. The annual administrative charge is based on the charges that apply to a mix of estimated contract sizes, resulting in an estimated administrative charge for the purpose of these examples of $0.50 per $10,000.

The fixed maturity options, guaranteed interest option and the 12 month dollar cost averaging program are not covered by the examples. However, the annual administrative charge, the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the fixed maturity options, guaranteed interest option and the 12 month dollar cost averaging program. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.

The example assumes that you invest $10,000 in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the highest and lowest fees and expenses of any of the underlying trust portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable time period:

             1 year        3 years        5 years       10 years
Lowest      $ 385.86     $ 1,183.75     $ 2,017.85     $ 4,272.49
Highest     $ 721.84     $ 2,141.46     $ 3,529.56     $ 6,866.53

If you annuitize at the end of the applicable time period:

             1 year        3 years        5 years       10 years
Lowest    $   735.86     $ 1,533.75     $ 2,367.85     $ 4,622.49
Highest   $ 1,071.84     $ 2,491.46     $ 3,879.56     $ 7,216.53

If you do not surrender your contract at the end of the applicable time period:

             1 year        3 years        5 years       10 years
Lowest     $  385.86     $ 1,183.75     $ 2,017.85     $ 4,272.49
Highest    $  721.84     $ 2,141.46     $ 3,529.56     $ 6,866.53


CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2002.

                                                                    Fee table 13

1. Contract features and benefits
--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We require a minimum initial contribution of $25,000 for you to purchase a contract. You may make additional contributions of at least $500 each for NQ and Rollover TSA contracts and $50 for Rollover IRA and Roth Conversion contracts and $1000 for Inherited IRA contracts, subject to limitations noted below. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.

We may refuse to accept any contribution if the sum of all contributions under all Equitable Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for owners or annuitants who are age 81 and older at contract issue). We reserve the right to limit aggregate contributions made after the first contract year to 150% of first-year contributions. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000.

--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                Available
Contract      for annuitant                                                      Limitations on
type           issue ages      Source of contributions                           contributions+
------------------------------------------------------------------------------------------------------------------------------------
NQ             0 through 85    o After-tax money.                                o No additional contributions after age 86.*

                               o Paid to us by check or transfer of contract
                                 value in a tax-deferred exchange under
                                 Section 1035 of the Internal Revenue Code.
------------------------------------------------------------------------------------------------------------------------------------
Rollover IRA   20 through 85   o Eligible rollover distributions from TSA con-   o No rollover or direct transfer contributions
                                 tracts or other 403(b) arrangements,              after age 86.*
                                 qualified plans, and governmental EDC
                                 plans.                                          o Contributions after age 70-1/2 must be net of
                                                                                   required minimum distributions.
                               o Rollovers from another traditional individual
                                 retirement arrangement.                         o Although we accept regular IRA
                                                                                   contributions (limited to $3,000 for each of
                               o Direct custodian-to-custodian transfers from      calendar years 2003 and 2004) under the
                                 another traditional individual retirement         Rollover IRA contracts, we intend that this
                                 arrangement.                                      contract be used primarily for rollover and
                                                                                   direct transfer contributions.
                               o Regular IRA contributions.
                                                                                 o Additional catch-up contributions of up to
                               o Additional "catch-up" contributions.              $500 can be made for the calendar year
                                                                                   2003 or 2004 where the owner is at least
                                                                                   age 50 but under age 70-1/2 at any time dur-
                                                                                   ing the calendar year for which the
                                                                                   contribution is made.
------------------------------------------------------------------------------------------------------------------------------------

14 Contract features and benefits

------------------------------------------------------------------------------------------------------------------------------------
                  Available
Contract         for annuitant                                                     Limitations on
type              issue ages      Source of contributions                          contributions+
------------------------------------------------------------------------------------------------------------------------------------
Roth Conversion   20 through 85   o Rollovers from another Roth IRA.               o No additional rollover or direct transfer con-
IRA                                                                                  tributions after age 86.*
                                  o Conversion rollovers from a traditional IRA.
                                                                                   o Conversion rollovers after age 70-1/2 must be
                                  o Direct transfers from another Roth IRA.          net of required minimum distributions for the
                                                                                     traditional IRA you are rolling over.
                                  o Regular Roth IRA contributions.
                                                                                   o You cannot roll over funds from a traditional
                                  o Additional catch-up contributions.               IRA if your adjusted gross income is $100,000
                                                                                     or more.

                                                                                   o Although we accept regular Roth IRA contri-
                                                                                     butions (limited to $3,000 for each of
                                                                                     calendar years 2003 and 2004) under the
                                                                                     Roth IRA contracts, we intend that this con-
                                                                                     tract be used primarily for rollover and
                                                                                     direct transfer contributions.

                                                                                   o Additional catch-up contributions of up to
                                                                                     $500 can be made for the calendar year
                                                                                     2003 or 2004 where the owner is at least
                                                                                     age 50 at any time during the calendar year
                                                                                     for which the contribution is made.
------------------------------------------------------------------------------------------------------------------------------------
Inherited IRA     0-70            o (If contract is traditional IRA) Direct        o Any additional contributions must be from
Beneficiary                         custodian-to-custodian transfers of your         same type of IRA of same deceased owner.
Continuation                        interest as death beneficiary of the
Contract                            deceased owner's traditional individual
(traditional IRA                    retirement arrangement.
or Roth IRA)
                                  o (If contract is Roth IRA) Direct custodian-to-
                                    custodian transfers of your interest as death
                                    beneficiary of the deceased owner's Roth
                                    IRA.
------------------------------------------------------------------------------------------------------------------------------------
Rollover TSA      20 through 85   o Direct transfers of pre-tax funds from         o No additional rollover or direct transfer con-
                                    another contract or arrangement under            tributions after age 86.*
                                    Section 403(b) of the Internal Revenue
                                    Code, complying with IRS Revenue Ruling        o Rollover or direct transfer contributions after
                                    90-24.                                           age 70-1/2 must be net of any required mini-
                                                                                     mum distributions.
                                  o Eligible rollover distributions of pre-tax
                                    funds from other 403(b) plans. Subsequent      o Employer-remitted contributions are not
                                    contributions may also be rollovers from         permitted.
                                    qualified plans, governmental EDC plans
                                    and traditional IRAs.
------------------------------------------------------------------------------------------------------------------------------------

+ If you elect the Enhanced guaranteed principal benefit, no contributions are permitted after the six month period beginning on the contract date.

* For Pennsylvania, if the annuitant was 0-75 at contract issue, the maximum contribution age is 85.


See "Tax information" later in this Prospectus and in the SAI for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" later in this Prospectus.

                                               Contract features and benefits 15

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different than the owner. We do not permit partnerships or limited liability corporations to be owners. We also reserve the right to prohibit availability of this contract to other non-natural owners. Only natural persons can be joint owners. In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act in your state. If the Spousal protection feature is elected, the spouses must be joint owners, one of the spouses must be the annuitant and both must be named as the only primary beneficiaries.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. This option may not be available under your contract. See Inherited IRA beneficiary continuation contract later in this section for inherited IRA owner and annuitant requirements.


HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to Equitable Life. We may also apply contributions made pursuant to a 1035 tax-free exchange or a direct transfer. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail in "More information" later in this Prospectus.

Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for trading and generally ends at 4:00 p.m. Eastern Time. A business day does not include a day we choose not to open due to emergency conditions. We may also close early due to emergency conditions.
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options, the guaranteed interest option and the fixed maturity options.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives and their advisers.

--------------------------------------------------------------------------------
You can choose from among the variable investment options, the guaranteed interest option and the fixed maturity options.
--------------------------------------------------------------------------------

16  Contract features and benefits

PORTFOLIOS OF THE TRUSTS

You should note that some portfolios have objectives and strategies that are substantially similar to those of certain funds that are purchased directly rather than under a variable insurance product such as the Accumulator(R) Select(SM) contract. These portfolios may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager.

Equitable Life serves as the investment manager of the Portfolios of the EQ Advisors Trust and the AXA Premier VIP Trust. As such, Equitable Life oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisers. The advisers for these Portfolios, listed in the chart below, are those who make the investment decisions for each Portfolio. The chart also indicates the investment manager for each of the other Portfolios.

------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                Objective                                                 Adviser
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.                     o Equitable Life
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.                     o Equitable Life
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a        o Equitable Life
 ALLOCATION                   greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.  o Equitable Life
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,  o Equitable Life
 ALLOCATION                   with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP AGGRESSIVE    Seeks to achieve long-term growth of capital.             o Alliance Capital Management L.P.
 STOCK                                                                                  o MFS Investment Management
                                                                                        o Marsico Capital Management, LLC
                                                                                        o Provident Investment Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP CORE BOND     Seeks a balance of a high current income and capital      o BlackRock Advisors, Inc.
                              appreciation, consistent with a prudent level of risk.    o Pacific Investment Management Company LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP HEALTH CARE   Seeks long-term growth of capital.                        o A I M Capital Management, Inc.
                                                                                        o Dresdner RCM Global Investors LLC
                                                                                        o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP HIGH YIELD    Seeks to achieve a high total return through a combina-   o Alliance Capital Management L.P.
                              tion of current income and capital appreciation.          o Pacific Investment Management Company
                                                                                          LLC (PIMCO)
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP               Seeks long-term growth of capital.                        o Alliance Capital Management L.P., through
 INTERNATIONAL EQUITY                                                                     its Bernstein Investment Research and
                                                                                          Management Unit
                                                                                        o Bank of Ireland Asset Management
                                                                                          (U.S.) Limited
                                                                                        o OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP     Seeks long-term growth of capital.                        o Alliance Capital Management L.P., through
 CORE EQUITY                                                                              its Bernstein Investment Research and
                                                                                          Management Unit
                                                                                        o Janus Capital Management LLC
                                                                                        o Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                               Contract features and benefits 17

Portfolios of the Trusts (continued)

------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                Objective                                                 Adviser
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP     Seeks long-term growth of capital.                        o Alliance Capital Management L.P.
 GROWTH                                                                                 o Dresdner RCM Global Investors LLC
                                                                                        o TCW Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP     Seeks long-term growth of capital.                        o Alliance Capital Management L.P.
 VALUE                                                                                  o MFS Investment Management
                                                                                        o Institutional Capital Corporation
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP SMALL/MID     Seeks long-term growth of capital.                        o Alliance Capital Management L.P.
 CAP GROWTH                                                                             o Provident Investment Counsel, Inc.
                                                                                        o RS Investment Management, LP
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP SMALL/MID     Seeks long-term growth of capital.                        o AXA Rosenberg Investment Management LLC
 CAP VALUE                                                                              o Wellington Management Company, LLP
                                                                                        o TCW Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TECHNOLOGY    Seeks long-term growth of capital.                        o Alliance Capital Management L.P.
                                                                                        o Dresdner RCM Global Investors LLC
                                                                                        o Firsthand Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name                Objective                                                 Adviser
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE COMMON STOCK      Seeks to achieve long-term growth of capital.             o Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE GROWTH AND        Seeks to provide a high total return.                     o Alliance Capital Management L.P.
 INCOME
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERMEDIATE      Seeks to achieve high current income consistent with      o Alliance Capital Management L.P.
 GOVERNMENT SECURITIES        relative stability of principal.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERNATIONAL     Seeks to achieve long-term growth of capital.             o Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE PREMIER GROWTH    To achieve long-term growth of capital.                   o Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE QUALITY BOND      Seeks to achieve high current income consistent with      o Alliance Capital Management L.P.
                              moderate risk to capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE SMALL CAP         Seeks to achieve long-term growth of capital.             o Alliance Capital Management L.P.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE TECHNOLOGY        Seeks to achieve long-term growth of capital. Current     o Alliance Capital Management L.P.
                              income is incidental to the Portfolio's objective.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BERNSTEIN DIVERSIFIED      Seeks capital appreciation.                               o Alliance Capital Management L.P.,
 VALUE                                                                                    through its Bernstein Investment Research
                                                                                          and Management Unit
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY           Seeks long-term capital appreciation.                     o Calvert Asset Management Company, Inc.
 RESPONSIBLE                                                                              and Brown Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN           To achieve long-term growth of capital.                   o Capital Guardian Trust Company
 INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------

18 Contract features and benefits

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name                Objective                                                 Adviser
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN           To achieve long-term growth of capital.                   o Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN U.S.      To achieve long-term growth of capital.                   o Capital Guardian Trust Company
 EQUITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/EMERGING MARKETS EQUITY    Seeks long-term capital appreciation.                     o Morgan Stanley Investment Management,
                                                                                          Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX           Seeks a total return before expenses that approximates    o Alliance Capital Management L.P.
                              the total return performance of the S&P 500 Index,
                              including reinvestment of dividends, at a risk level
                              consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA            Seeks long-term capital growth.                           o Evergreen Investment Management
                                                                                          Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI MID CAP                 Seeks long-term growth of capital.                        o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI SMALL/MID CAP VALUE     Seeks long-term capital appreciation.                     o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/J.P. MORGAN CORE BOND      Seeks to provide a high total return consistent with      o J.P. Morgan Investment Management Inc.
                              moderate risk of capital and maintenance of liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/JANUS LARGE CAP GROWTH     Seeks long-term growth of capital.                        o Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LAZARD SMALL CAP VALUE     Seeks capital appreciation.                               o Lazard Asset Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS              Seeks long-term growth of capital.                        o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MERCURY BASIC VALUE        Seeks capital appreciation and secondarily, income.       o Mercury Advisors
 EQUITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS EMERGING GROWTH        Seeks to provide long-term capital growth.                o MFS Investment Management
 COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS INVESTORS TRUST        Seeks long-term growth of capital with secondary objec-   o MFS Investment Management
                              tive to seek reasonable current income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET               Seeks to obtain a high level of current income,           o Alliance Capital Management L.P.
                              preserve its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME     Seeks capital growth. Current income is a secondary       o Putnam Investment Management, LLC
 VALUE                        objective.
------------------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL       Seeks capital appreciation.                               o Putnam Investment Management, LLC
 EQUITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM VOYAGER             Seeks long-term growth of capital and any increased       o Putnam Investment Management, LLC
                              income that results from this growth.
------------------------------------------------------------------------------------------------------------------------------------

                                               Contract features and benefits 19

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name                   Objective                                                 Adviser
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX           Seeks to replicate as closely as possible (before the     o Alliance Capital Management L.P.
                                 deduction of Portfolio expenses) the total return of the
                                 Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
Barr Rosenberg
Variable Insurance Trust
Portfolio Name                   Objective                                                 Investment Manager
------------------------------------------------------------------------------------------------------------------------------------
AXA ROSENBERG VIT VALUE          Seeks to increase the value of your investment in bull    o AXA Rosenberg Investment Management LLC
 LONG/SHORT EQUITY               markets and bear markets through strategies that are
                                 designed to have limited exposure to general equity
                                 market risk.
------------------------------------------------------------------------------------------------------------------------------------
The Universal Institutional
Funds, Inc.
Portfolio Name                   Objective                                                 Investment Manager
------------------------------------------------------------------------------------------------------------------------------------
U.S. Real Estate -- Class I(1)   Seeks to provide above average current income and long-   Van Kampen(2)
                                 term capital appreciation by investing primarily in
                                 equity securities of companies in the U.S. real estate
                                 industry, including real estate investment trusts.
------------------------------------------------------------------------------------------------------------------------------------

(1)  `Class I' shares are defined in the current underlying Trust prospectus.

(2) Van Kampen is the name under which Morgan Stanley Investment Management Inc. does business in certain situations.

Other important information about the portfolios is included in the prospectuses for each Trust that accompany this prospectus.

20 Contract features and benefits

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)  the minimum interest rate guaranteed over the life of the contract,

(2)  the yearly guaranteed interest rate for the calendar year, and

(3)  the current interest rate.

We set current interest rates periodically, according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges.

The minimum yearly rate for 2003 is equal to the lifetime minimum rate of your contract. Depending on the state where your contract is issued, your lifetime minimum rate is either 1.5% or 3.00%. The data page for your contract shows the lifetime minimum rate. The annual minimum rate will never be less than the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. Current interest rates will never be less than the yearly guaranteed interest rate.

Generally, contributions and transfers into the guaranteed interest option are limited to 25% of the account value. See "Transferring your money among the investment options" later in the prospectus for restrictions on transfers to and from the Guaranteed Interest Option.


FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates ranging from one to ten years. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that at points in time there may be no fixed maturity options available. You can allocate your contributions to one or more of these fixed maturity options, however, you may not have more than 12 different maturities running during any contract year. These amounts become part of a non-unitized separate account. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in all states. Check with your financial professional to see if fixed maturity options are available in your state.

--------------------------------------------------------------------------------
Fixed maturity options range from one to ten years to maturity.
--------------------------------------------------------------------------------

Under the Special 10 year fixed maturity option (which is available only under the Enhanced GPB), additional contributions will have the same maturity date as your initial contribution. The rate to maturity you will receive for each additional contribution is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.


On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We offer fixed maturity options with maturity dates ranging from one to ten years. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below.

Each new contribution is applied to a new fixed maturity option. When you apply for an Accumulator(R) Select(SM) contract, a 60-day rate lock-in will apply from the date the application is signed. Any contributions received and designated for a fixed maturity option during this period will receive the then current maturity option rate or the rate that was in effect on the date that the application was signed, whichever is greater. There is no rate lock available for subsequent contributions to the contract after 60 days, transfers from the variable investment options or the guaranteed interest option into a fixed maturity option or transfers from one fixed maturity option to another.

YOUR CHOICES AT THE MATURITY DATE. We will notify you between 15 and 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed in "Allocating your contributions," below would apply:

(a) transfer the maturity value into another available fixed maturity option, any of the variable investment options or the guaranteed interest option; or

(b)  withdraw the maturity value.

If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the shortest available maturity option beginning on that date. As of February 14, 2003, the next available maturity date was February 14, 2009. If no fixed maturity options are available we will transfer your maturity value to the EQ/Money Market option.

MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate in effect at that time for new fixed maturity options, (adjusted to reflect a similar maturity date) and

                                              Contract features and benefits  21

(b)  the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this Prospectus. Appendix I at the end of this Prospectus provides an example of how the market value adjustment is calculated.


ALLOCATING YOUR CONTRIBUTIONS

You may choose from among three ways to allocate your contributions under your contract: self-directed, the guaranteed principal benefits or dollar cost averaging.


SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options, guaranteed interest option and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations must equal 100%. If the annuitant is age 76-80, you may allocate contributions to fixed maturity options with maturities of seven years or less. If the annuitant is age 81 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin.


THE GUARANTEED PRINCIPAL BENEFITS

Subject to state availability, we offer a Standard and an Enhanced guaranteed principal benefit ("GPB"). You may only elect one of the GPBs. Neither GPB is available under Inherited IRA contracts. We will not offer either GPB when the rate to maturity for the applicable fixed maturity option is 3%. If you elect either GPB, you may not elect the guaranteed minimum income benefit, the systematic withdrawals option or the substantially equal withdrawals options. Both the Standard and the Enhanced GPB allow you to allocate a portion of your contribution or contributions to the variable investment options, while ensuring that your account value will at least equal your contributions, adjusted for withdrawals and transfers, on a specified date. The Enhanced GPB generally provides you with the ability to allocate more of your contributions to the variable investment options than could be allocated using the Standard GPB.

You may elect the Standard GPB only if the annuitant is age 80 or younger when the contract is issued (after age 75, only the 7-year fixed maturity option is available). You may elect the Enhanced GPB only if the annuitant is age 75 or younger when the contract is issued. If you are purchasing an IRA or Rollover TSA contract, before you either purchase the Enhanced GPB or elect the Standard GPB with a maturity year that would extend beyond the year in which you will reach age 70-1/2, you should consider whether your value in the variable investment options, guaranteed interest option and permissible funds outside this contract are sufficient to meet your required minimum distributions. See "Tax information" later in this Prospectus and in the SAI.


STANDARD GUARANTEED PRINCIPAL BENEFIT. Under the Standard GPB, you select a fixed maturity option at the time you sign your application. We specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The percentage of your contribution allocated to the fixed maturity option will be calculated based upon the rate to maturity then in effect for the fixed maturity option you choose. Your contract will contain information on the amount of your contribution allocated to the fixed maturity option. If you make any withdrawals or transfers from the fixed maturity option before the option's maturity date, the amount in the fixed maturity option will be adjusted and may no longer grow to equal your initial contribution under the Standard GPB. The maturity date you select generally may not be later than 10 years, or earlier than 7 years from your contract date. You may allocate the rest of your initial contribution to the investment options however you choose, other than the Investment simplifier. (If you elect the General or 12 month dollar cost averaging program, the remainder of your initial contribution (that is, amounts other than those allocated to the fixed maturity option under the Standard GPB) must be allocated to that dollar cost averaging program). Upon the maturity date of the fixed maturity option, you will be provided with the same notice and the same choices with respect to the maturity value as described above under "Your choices at the maturity date." There is no charge for the Standard GPB.


ENHANCED GUARANTEED PRINCIPAL BENEFIT. You may purchase the Enhanced GPB at the time you apply for your contract. IF YOU PURCHASE THE ENHANCED GPB, YOU MAY NOT MAKE ADDITIONAL CONTRIBUTIONS TO YOUR CONTRACT AFTER SIX MONTHS FROM THE CONTRACT ISSUE DATE OR AT ANY EARLIER TIME IF AT SUCH TIME THE THEN APPLICABLE RATE TO MATURITY ON THE SPECIAL 10 YEAR FIXED MATURITY OPTION IS 3%. Therefore, any discussion in this Prospectus that involves any additional contributions after the first six months will be inapplicable.

We specify the portion of your initial contribution, and any additional permitted contributions, to be allocated to a special 10 year fixed maturity option. Your contract will contain information on the percentage of applicable contributions allocated to the Special 10 year fixed maturity option. You may allocate the rest of your contributions among the investment options (other than the Special 10 year fixed maturity option) however you choose other than the Investment simplifier. (If you elect the General or 12 month dollar cost averaging program, the

22  Contract features and benefits
remainder of all contributions (that is, amounts other than those allocated to the Special 10 year fixed maturity option) must be allocated to that dollar cost averaging program). The Special 10 year fixed maturity option will earn interest at the specified rate to maturity then in effect.

If on the 10th contract date anniversary, your annuity account value is less than the amount that is guaranteed under the Enhanced GPB, we will increase your annuity account value to be equal to the guaranteed amount under the Enhanced GPB. Any such additional amounts added to your annuity account value will be allocated to the EQ/Money Market investment option. After the maturity date of the Special 10 year fixed maturity option, the guarantee under the Enhanced GPB will terminate. Upon the maturity date of the Special 10 year fixed maturity option, you will be provided with the same notice and the same choices with respect to the maturity value as described above under "Your choices at the maturity date." Your Enhanced GPB amount is equal to your initial contribution adjusted for any additional permitted contributions, transfers out of the Special 10 year fixed maturity option and withdrawals from the contract (see "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, guaranteed minimum death benefit and Enhanced guaranteed principal benefit" in "Accessing your money" later in this Prospectus). Any transfers or withdrawals from the Special 10 year fixed maturity option will also be subject to a market value adjustment (see "Market value adjustment" under "Fixed maturity options" above in this section).

The Enhanced GPB will terminate if the contract terminates before the maturity date of the Special 10 year fixed maturity option. If the owner and the annuitant are different people and the owner dies before the maturity date of the Special 10 year fixed maturity option, we will continue the Enhanced GPB only if the contract can continue through the maturity date of the Special 10 year fixed maturity option. If the contract cannot so continue, we will terminate the Enhanced GPB. The Enhanced GPB will continue where there is a successor owner/annuitant. The Enhanced GPB will terminate upon the exercise of the beneficiary continuation option. See "Payment of death benefit" later in this Prospectus for more information about the continuation of the contract after the death of the owner and/or the annuitant.

Your Enhanced GPB is not an account value or a cash value. There is a fee associated with the Enhanced GPB (see "Charges and expenses" later in this prospectus). You should note that the purchase of the Enhanced GPB is not appropriate if you want to make additional contributions to your contract beyond the first six months after your contract is issued. If you later decide that you would like to make additional contributions to the Accumulator Select contract, we may permit you to purchase another contract. If we do, however, you should note that we do not reduce or waive any of the charges on the new contract, nor do we guarantee that the features available under this contract will be available under the new contract. This means that you might end up paying more with respect to certain charges than if you had simply purchased a single contract (for example, the administrative charge).

The purchase of the Enhanced GPB is also not appropriate if you plan on terminating your contract before the maturity date of the Special 10 year fixed maturity option. In addition, because we prohibit contributions to your contract after the first six months, certain contract benefits that are dependent upon contributions or account value will be limited (for example the guaranteed death benefits and Protection Plus). You should also note that if you intend to allocate a large percentage of your contributions to the guaranteed interest option or other fixed maturity options, the purchase of an Enhanced GPB may not be appropriate because of the guarantees already provided by these options. An example of the effect of the Standard GPB and the Enhanced GPB on your annuity contract is included in Appendix V later in this Prospectus.

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to the other variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options or the guaranteed interest option.

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Units measure your value in each variable investment option.
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12 MONTH DOLLAR COST AVERAGING PROGRAM. Subject to state availability, you may dollar cost average from the EQ/Money Market option into any of the other variable investment options. You may elect to participate in the 12 month dollar cost averaging program at any time subject to the age limitation on contributions described earlier in this Prospectus. Contributions into the account for 12 month dollar cost averaging may not be transfers from other investment options. You must allocate your entire initial contribution into the EQ/Money Market option if you are selecting the 12 month dollar cost averaging program at application to purchase an Accumulator(R) Select(SM) contract; thereafter, initial allocations to any new 12 month dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time. We will transfer your value in the EQ/Money Market option into the other variable investment options that you select over the next 12 months or such other period we may offer. Once the time period then in effect has run, you may then select to participate in the dollar cost averaging program for an additional time period. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made.

Currently, the transfer date will be the same day of the month as the contract date, but not later than the 28th. For a 12 month dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the 12 month dollar cost averaging program, but not later than the 28th of the month. All amounts will be transferred out by the end of the time

                                              Contract features and benefits  23
period then in effect. Under this program we will not deduct the mortality and expense risks, administrative, and distribution charges from assets in the EQ/Money Market option.

You may not transfer amounts to the EQ/Money Market option established for this program that are not part of the 12 month dollar cost averaging program. The only amounts that should be transferred from the EQ/Money Market option are your regularly scheduled transfers to the other variable investment options. If you request to transfer or withdraw any other amounts from the EQ/Money Market option, we will transfer all of the value that you have remaining in the account for 12 month dollar cost averaging to the investment options according to the allocation percentages we have on file for you. You may ask us to cancel your participation at any time.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out.

The minimum amount that we will transfer each time is $250. The maximum amount we will transfer is equal to your value in the EQ/Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.


INVESTMENT SIMPLIFIER

Fixed-dollar option. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. The fixed-dollar option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.

Interest sweep option. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row.

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You may not participate in any dollar cost averaging program if you are participating in the rebalancing program. If you elect a guaranteed principal benefit, you may also elect the 12 month or General dollar cost averaging program. If you elect either of these programs, everything other than amounts allocated to the fixed maturity option under the GPB must be allocated to that dollar cost averaging program. You may still elect the Investment Simplifier for amounts transferred from investment options (other than the fixed maturity option under the GPB you have elected), and, for Standard GPB, you may also elect Investment simplifier for subsequent contributions.. See "Transferring your money among investment options" later in this Prospectus. For the fixed-dollar option and the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.


YOUR BENEFIT BASE

A benefit base is used to calculate the Guaranteed minimum income benefit and the death benefits as described in this section. Your benefit base is not an account value or a cash value. See also "Our Guaranteed minimum income benefit option" and "Guaranteed minimum death benefit" below.

STANDARD DEATH BENEFIT. Your benefit base is equal to:

o  your initial contribution and any additional contributions to the contract;
   less

o a deduction that reflects any withdrawals you make (the amount of the deduction is described under "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, guaranteed minimum death benefit and Enhanced guaranteed principal benefit" in "Accessing your money" later in this Prospectus).


5% ROLL UP TO AGE 85 (USED FOR THE GREATER OF THE 5% ROLL UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to:

24  Contract features and benefits

o  your initial contribution and any additional contributions to the contract;
   plus

o  daily interest; less

o a deduction that reflects any withdrawals you make (the amount of the deduction is described under "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, guaranteed minimum death benefit and Enhanced guaranteed principal benefit" in "Accessing your money" later in this Prospectus).

The effective annual interest rate credited to this benefit base is:

o 5% with respect to the variable investment options (other than EQ/Alliance Intermediate Government Securities and EQ/Money Market) and monies allocated to the 12 month dollar cost averaging program; and

o 3% with respect to the EQ/Alliance Intermediate Government Securities and EQ/Money Market, the fixed maturity options, the Special 10 year fixed maturity option, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable).

No interest is credited to the benefit base after the contract anniversary following the annuitant's 85th birthday.

ANNUAL RATCHET TO AGE 85 (USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF THE 5% ROLL UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to the greater of:

o your initial contribution to the contract (plus any additional contributions),

                                       or

o your highest account value on any contract anniversary up to the contract anniversary following the annuitant's 85th birthday,

                                   each less

o a deduction that reflects any withdrawals you make (the amount of the deduction is described under "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your guaranteed minimum income benefit, guaranteed minimum death benefit and Enhanced guaranteed principal benefit" in "Accessing your money" later in this Prospectus).

GREATER OF THE 5% ROLL UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GUARANTEED MINIMUM INCOME BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 5% Roll up to age 85 or the benefit base computed for Annual ratchet to age 85, as described immediately above, on each contract anniversary.


ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the guaranteed minimum income benefit and annuity payout options. The guaranteed minimum income benefit is discussed in "Our Guaranteed minimum income benefit option" below and annuity payout options are discussed in "Accessing your money" later in this Prospectus. The guaranteed annuity purchase factors are those factors specified in your contract. The current annuity purchase factors are those factors that are in effect at any given time. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the annuitant's (and any joint annuitant's) age and sex in certain instances.


OUR GUARANTEED MINIMUM INCOME BENEFIT OPTION

The Guaranteed minimum income benefit is available if the annuitant is age 20 through 75 at the time the contract is issued. There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus. Please ask your financial professional if the Guaranteed minimum income benefit is available in your state.

If you are purchasing this contract as an Inherited IRA or if you elect a GPB, the Guaranteed minimum income benefit is not available. If you are purchasing this contract to fund a Charitable Remainder Trust, the Guaranteed minimum income benefit is not available except for certain split-funded Charitable Remainder Trusts. If the annuitant was older than age 60 at the time an IRA or Rollover TSA contract was issued, the Guaranteed minimum income benefit may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the Guaranteed minimum income benefit can be exercised.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or a life with a period certain payout option, subject to state availability. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the annuitant's age as follows:


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                                 Level payments
--------------------------------------------------------------------------------
                                        Period certain
                                            years
    Annuitant's                  ---------------------------
  age at exercise                IRAs                    NQ
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  75 and younger                  10                     10
        76                         9                     10
        77                         8                     10
        78                         7                     10
        79                         7                     10
        80                         7                     10
        81                         7                     9
        82                         7                     8
        83                         7                     7
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                                              Contract features and benefits  25

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                                 Level payments
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                 84                     6               6
                 85                     5               5
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We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

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The Guaranteed minimum income benefit should be regarded as a safety net only. It provides income protection if you elect an income payout while the annuitant is alive.
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When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base less any outstanding loan plus accrued interest (applies to Rollover TSA only) at guaranteed annuity purchase factors, or (ii) the income provided by applying your actual account value at our then current annuity purchase factors. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates.

When you elect to receive annual lifetime income, your contract will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. The guaranteed annuity purchase factors we use to determine your payout annuity benefit under the Guaranteed minimum income benefit are more conservative than the guaranteed annuity purchase factors we use for our standard payout annuity options. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the Guaranteed minimum income benefit payout annuity will be smaller than each periodic payment under our standard payout annuity options. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. Assuming the 5% Roll up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this prospectus, assuming no additional contributions, withdrawals or loans under Rollover TSA contracts, and assuming there were no allocations to the EQ/Alliance Intermediate Government Securities, EQ/Money Market, the guaranteed interest option, the fixed maturity options (including the Special 10 year fixed maturity option) or the loan reserve account.


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                                      Guaranteed minimum income
              Contract date        benefit -- annual income pay-
         anniversary at exercise           able for life
--------------------------------------------------------------------------------
                    10                        $10,816
                    15                        $16,132
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EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us in order to exercise this benefit. The amount of income you actually receive will be determined when we receive your request to exercise the benefit. You will begin receiving annual payments one year after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, then end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. You will be eligible to exercise the Guaranteed minimum income benefit as follows:

o If the annuitant was at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

o If the annuitant was at least age 45 and no older than age 49 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after the annuitant is age 60.

o If the annuitant was at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

Please note:

(i) the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following the annuitant's 85th birthday;

(ii) if the annuitant was age 75 when the contract was issued, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the first contract date anniversary that it becomes available;

(iii) for Rollover TSA contracts, if you are eligible to exercise your Guaranteed minimum income benefit, we will first roll over amounts in such contract to a Rollover IRA contract. You will be the owner of the Rollover IRA contract; and

(iv) a successor owner/annuitant may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original annuitant could have exercised the benefit.


26  Contract features and benefits

     In addition, the successor owner/annuitant must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The successor owner/annuitant's age on the date of the annuitant's death replaces the annuitant's age at issue for purposes of determining the availability of the benefit and which of the exercise rules applies. The original contract issue date will continue to apply for purposes of the exercise rules.

Please see both "Termination of your contract" in "Determining your contract value" and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, guaranteed minimum death benefit and Enhanced guaranteed principal benefit" in "Accessing your money" later in this Prospectus for more information on these guaranteed benefits.


GUARANTEED MINIMUM DEATH BENEFIT

Your contract provides a death benefit. If you do not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the highest amount. The standard death benefit is equal to your total contributions (adjusted for any withdrawals and any taxes that apply).

If you elect one of the enhanced death benefits, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment, OR your elected enhanced death benefit on the date of the annuitant's death (adjusted for any subsequent withdrawals and taxes that apply), whichever provides the highest amount. If you elect the Spousal protection option, the guaranteed minimum death benefit is based on the age of the older spouse, who may or may not be the annuitant, for the life of the contract. See "Spousal protection" in "Payment of death benefit" later in this Prospectus for more information.

OPTIONAL ENHANCED DEATH BENEFITS APPLICABLE FOR ANNUITANT AGES 0 THROUGH 75 AT ISSUE OF NQ CONTRACTS; 20 THROUGH 84 AT ISSUE OF ROLLOVER IRA, ROTH CONVERSION IRA AND ROLLOVER TSA CONTRACTS; AND 0 THROUGH 70 AT ISSUE OF INHERITED IRA CONTRACTS.

Subject to state availability, you may elect one of the following enhanced death benefits:

ANNUAL RATCHET TO AGE 85.

THE GREATER OF THE 5% ROLL UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Your benefit base." Once you have made your enhanced death benefit election, you may not change it. In New York, only the standard death benefit and the annual ratchet to age 85 enhanced death benefit are available.

The standard death benefit is the only death benefit available for annuitants ages 76 through 85 at issue of NQ, Rollover IRA, Roth Conversion IRA and Rollover TSA contracts.

                      ----------------------------------

Please see both "Termination of your contract" in "Determining your contract value" and "How withdrawals and (transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, guaranteed minimum death benefit and Enhanced guaranteed principal benefit" in "Accessing your money" later in this Prospectus for more information on these guaranteed benefits.

See Appendix III at the end of this Prospectus for an example of how we calculate an enhanced death benefit.


Protection Plus

Subject to state and contract availability, if you are purchasing a contract under which the Protection Plus feature is available, you may elect the Protection Plus death benefit at the time you purchase your contract. Protection Plus provides an additional death benefit as described below. See the appropriate part of "Tax information" later in this Prospectus for the potential tax consequences of electing to purchase the Protection Plus feature in an NQ, IRA or Rollover TSA contract.

If the annuitant is 70 or younger when we issue your Contract (or if the successor owner/annuitant is 70 or younger when he or she becomes the successor owner/annuitant), the death benefit will be:

the greater of:

o  the account value or

o  any applicable death benefit

Increased by:

o  40% of such death benefit less total net contributions.

For purposes of calculating your Protection Plus benefit, the following applies: (i) "Net contributions" are the total contributions made (or, if applicable, the total amount that would otherwise have been paid as a death benefit had the successor owner/annuitant election not been made plus any subsequent contributions) adjusted for each withdrawal that exceeds your Protection Plus earnings. "Net contributions" are reduced by the amount of that excess. Protection Plus earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal and (b) is the net contributions as adjusted by any prior withdrawals; and (ii) "Death benefit" is equal to the greater of the account value as of the date we receive satisfactory proof of death or any applicable guaranteed minimum death benefit as of the date of death.

If the annuitant is age 71 through 75 when we issue your contract (or if the successor owner/annuitant is between the ages of 71 and 75 when he or she becomes the successor owner/annuitant and Protection Plus had been elected at issue), the death benefit will be:

the greater of:

o  the account value or

o  any applicable death benefit

                                              Contract features and benefits  27

Increased by:

o  25% of such death benefit (as described above) less total net contributions.

The value of the Protection Plus death benefit is frozen on the first contract date anniversary after the annuitant turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000). If you elect Spousal protection, the Protection Plus benefit is based on the age of the older spouse, who may or may not be the annuitant. Upon the death of the non-annuitant spouse, the account value will be increased by the value of the Protection Plus benefit as of the date we receive due proof of death. Upon the death of the annuitant, the value of the Protection Plus benefit is either added to the death benefit payment or to the account value if Successor owner/annuitant is elected. If the surviving spouse elects to continue the contract, the benefit will be based on the age of the surviving spouse as of the date of the non-surviving spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. See "Spousal protection" in "Payment of death benefit" later in this Prospectus for more information.

Protection Plus must be elected when the contract is first issued: neither the owner nor the successor owner/annuitant can add it subsequently. Ask your financial professional if this feature is available in your state.


INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

This contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected ("original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. This contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. This contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for IRA and Roth IRA contracts" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. You should discuss with your tax advisor your own personal situation. This contract may not be available in all states. Please speak with your financial professional for further information.

The inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. (Certain trusts with only individual beneficiaries will be treated as individuals for this purpose). The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax advisor when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

o You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

o The beneficiary of the original IRA will be the annuitant under the inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "See Through Trust," the oldest beneficiary of the trust will be the annuitant.

o An inherited IRA beneficiary continuation contract is not available for annuitants over age 70.

o The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "How you can purchase and contribute to your contract" earlier in this section.

o Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than Equitable, where the deceased owner is the same as under the original IRA contract.

o  You may make transfers among the investment options.

o You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300.

o The Guaranteed minimum income benefit, successor owner/annuitant feature, 12-month dollar cost averaging program, automatic investment program, Enhanced GPB and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

o If you die, we will pay to a beneficiary that you choose the greater of the annuity account value or the applicable death benefit.

o Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a single sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal

28  Contract features and benefits
   the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The minimum guaranteed death benefit will also no longer be in effect.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer.

Generally, your refund will be the same as any other surrender and you will receive your account value under the contract on the day we receive notification of your decision to cancel the contract, which will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option, and (iii) any positive or negative market value adjustments in the fixed maturity options through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii) or (iii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you may apply for a contract with us again if:

o  you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus and in the SAI for possible consequences of cancelling your contract.

In addition to the cancellation right described above, if you fully convert an existing traditional IRA contract to a Roth Conversion IRA contract, you may cancel your Roth Conversion IRA contract and return to a Rollover IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

                                              Contract features and benefits  29

2. Determining your contract's value
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YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) market adjusted amounts in the fixed maturity options; and (iv) the loan reserve account (applicable to Rollover TSA contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge; and
(ii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.


YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)   mortality and expense;

(ii)  administrative expenses; and

(iii) distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)   increased to reflect additional contributions;

(ii)  decreased to reflect a withdrawal;

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv) decreased to reflect a transfer of your loan amount to the loan reserve account under a Rollover TSA contract.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, Enhanced GPB and/or the Protection Plus benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED
INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.


YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value.


TERMINATION OF YOUR CONTRACT

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose any applicable guaranteed benefits.

30  Determining your contract's value

3. Transferring your money among investment options
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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer to a fixed maturity option that has a rate to maturity of 3% or less.

o You may not transfer any amount to the 12-month dollar cost averaging program.

o If the annuitant is age 76-80, you must limit your transfers to fixed maturity options with maturities of seven years or less. If the annuitant is age 81 or older, you must limit your transfers to fixed maturity options of five years or less. As of February 14, 2003 maturities of less than six years were not available. Also, the maturity dates may be no later than the date annuity payments are to begin.

o If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment and affect your GPB.

o During the first contract year, transfers into the guaranteed interest option are not permitted.

o After the first contract year, a transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the annuity account value being allocated to the guaranteed interest option, based on the annuity account value as of the previous business day.

o  No transfers are permitted into the Special 10 year fixed maturity option.

In addition, we reserve the right to restrict transfers among variable investment options as described in your contract, including limitations on the number, frequency, or dollar amount of transfers.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus) in any contract year is the greatest of:

(a) 25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

(b) the total of all amounts transferred at your request from the guaranteed interest option to any of the Investment options in the prior contract year; or

(c) 25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing, by telephone using TOPS or through EQAccess. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1)  the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3)  the investment options to and from which you are transferring.

We will confirm all transfers in writing.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the Accumulator(R) Select(SM) contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kinds of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney or otherwise who is acting on behalf of one or more owners. In making these determinations, we may consider the combined transfer activity of annuity contracts and life insurance policies that we believe are under common ownership, control or direction.

We currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.

                            Transferring your money among investment options  31

REBALANCING YOUR ACCOUNT VALUE

We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

(a) the percentage you want invested in each variable investment option (whole percentages only), and

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis).

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date.

While your rebalancing program is in effect, we will transfer amounts among the variable investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options must be included in the rebalancing program.

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Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
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You may elect the rebalancing program at any time. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested; your rebalancing allocations will not be changed, and the rebalancing program will remain in effect unless you request that it be canceled in writing. There is no charge for the rebalancing feature.

You may not elect the rebalancing program if you are participating in any dollar cost or 12 month dollar cost averaging program. Rebalancing is not available for amounts you have allocated to the guaranteed interest option or the fixed maturity options.

32  Transferring your money among investment options

4. Accessing your money
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WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate this contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus and in the SAI.

Please see "Termination of your contract" in "Determining your contract value" earlier in this Prospectus and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, guaranteed minimum death benefit and Enhanced guaranteed principal benefit," below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.


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                                    Method of withdrawal
                    ------------------------------------------------------------
                                                                Lifetime
                                                                required
                                              Substantially     minimum
       Contract     Lump sum    Systematic        equal       distribution
--------------------------------------------------------------------------------
NQ                    Yes          Yes             No             No
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Rollover IRA          Yes          Yes             Yes            Yes
--------------------------------------------------------------------------------
Roth
 Conversion IRA       Yes          Yes             Yes            No
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Rollover TSA*         Yes          Yes             No             Yes
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Inherited IRA         Yes           No             No             **
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* For some Rollover TSA contracts, your ability to take withdrawals, loans or surrender your contract may be limited. You must provide withdrawal restriction information when you apply for a contract. See "Tax Sheltered Annuity contracts (TSAs)" in "Tax information" later in this Prospectus and in the SAI.


** This contract pays out post-death required minimum distributions. See "Inherited beneficiary contract" in "Contracts, features and benefits" earlier in this prospectus.



LUMP SUM WITHDRAWALS
(All contracts)

You may take lump sum withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions.) The minimum amount you may withdraw is $300.

Under Rollover TSA contracts, if a loan is outstanding, you may only take lump sum withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

SYSTEMATIC WITHDRAWALS
(NQ, Rollover TSA and Rollover IRA and Roth Conversion IRA contracts)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions).

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59-1/2 and 70-1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a lump sum withdrawal. You can cancel the systematic withdrawal option at any time. This option is not available if you have elected a guaranteed principal benefit.


SUBSTANTIALLY EQUAL WITHDRAWALS
(All Rollover IRA and Roth Conversion IRA contracts)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59-1/2. See "Tax information" later in this Prospectus and in the SAI. This is not the exclusive method of meeting this exception. After consultation with your tax advisor, you may decide to use another method which would require you to compute amounts yourself and request lump sum withdrawals. Once you begin to take substantially equal withdrawals, you should not stop them or change the pattern of your withdrawals until after the later of age 59-1/2 or five full years after the first withdrawal. If you stop or change the withdrawals or take a lump sum withdrawal, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

The IRS has recently issued guidance permitting an individual who had elected to receive substantially equal withdrawals to change, without penalty, from one of the IRS-approved methods of calculating fixed

                                                        Accessing your money  33
payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age 59-1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. You may not elect to receive the first payment in the same contract year in which you took a lump sum withdrawal. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until we receive written notice from you to cancel this option. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same contract year in which you took a lump sum withdrawal. We will calculate the new withdrawal amount. This option is not available if you have elected a guaranteed principal benefit.


LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(Rollover IRA and Rollover TSA contracts only -- See "Tax information" later in this Prospectus and in the SAI)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request lump sum withdrawals.

You may elect this service in the year in which you reach age 70-1/2. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" later in this Prospectus and in the SAI for your specific type of retirement arrangement.

Under Rollover TSA contracts, you may not elect our automatic RMD service if a loan is outstanding.

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For Rollover IRA and Rollover TSA contracts, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
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HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the variable investment options, and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to withdrawals from the fixed maturity options (including the Special 10 year fixed maturity option).


HOW WITHDRAWALS (AND TRANSFERS OUT OF THE SPECIAL 10 YEAR FIXED MATURITY OPTION) AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND ENHANCED GUARANTEED PRINCIPAL BENEFIT

In general, withdrawals will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

Transfers out of the Special 10 year fixed maturity option will reduce the Enhanced GPB amount on a pro rata basis. In addition, if you make a contract withdrawal from the Special 10 year fixed maturity option, we will reduce your Enhanced GPB in a similar manner; however, the reduction will reflect both a transfer out of the Special 10 year fixed maturity option and a withdrawal from the contract. Therefore, the reduction in the Enhanced GPB is greater when you take a contract withdrawal from the Special 10 year fixed maturity option than it would be if you took the withdrawal from another investment option.

With respect to the Guaranteed minimum income benefit, withdrawals will reduce the 5% Roll up to Age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 5% or less of the 5% Roll up benefit base on the most recent contract date anniversary. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 5% of the benefit base on the most recent anniversary, that entire withdrawal and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 5% Roll up to Age 85 benefit base will be reduced by the dollar amount of the withdrawal. The Annual ratchet to age 85 benefit base will always be reduced on a pro rata basis.


LOANS UNDER ROLLOVER TSA CONTRACTS

You may take loans from a Rollover TSA unless restricted by the employer who provided the Rollover TSA funds. If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the funds told us when you purchased your contract. The employer must also tell us whether special employer plan rules of the Employee Retirement Income Security Act of 1974 ("ERISA") apply. We will not permit you to take a loan while you are enrolled in our "automatic required minimum distribution (RMD) service."

You should read the terms and conditions on our loan request form carefully before taking out a loan. Under Rollover TSA contracts subject to ERISA, you may only take a loan with the written consent of

34  Accessing your money
your spouse. Your contract contains further details of the loan provision. Also, see "Tax information" later in this Prospectus for general rules applicable to loans.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)  the date annuity payments begin,

(2)  the date the contract terminates, and

(3) the date a death benefit is paid (the outstanding loan will be deducted from the death benefit amount).

Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If these amounts are insufficient, any additional amount of the loan will be subtracted from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. A market value adjustment will apply to withdrawals from the fixed maturity options (including the Special 10 year fixed maturity option).

We will credit interest to the amount in the loan reserve account at a rate of 2% lower than the loan interest rate that applies for the time your loan is outstanding. On each contract date anniversary after the date the loan is processed, we will transfer the amount of interest earned in the loan reserve account to the variable investment options on a pro rata basis. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid from the loan reserve account to the investment options according to the allocation percentages we have on our records.


SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus and in the SAI.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)  the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option and fixed maturity options (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.


YOUR ANNUITY PAYOUT OPTIONS

Equitable Accumulator(R) Select(SM) offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age at contract issue. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Our Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this Prospectus).



--------------------------------------------------------------------------------
Fixed annuity payout options          Life annuity
                                      Life annuity with period certain
                                      Life annuity with refund certain
                                      Period certain annuity
--------------------------------------------------------------------------------
Variable Immediate Annuity            Life annuity
   payout options                     (not available in New York)
                                      Life annuity with period certain
--------------------------------------------------------------------------------
Income Manager payout options         Life annuity with period certain
   (available for annuitants age 83   Period certain annuity
   or less at contract issue)
--------------------------------------------------------------------------------

o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of

                                                        Accessing your money  35
   benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide details.


FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of EQ/Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

INCOME MANAGER PAYOUT OPTIONS

The Income Manager payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager payout annuity contract. You may request an illustration of the Income Manager payout annuity contract from your financial professional. Income Manager payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager payout option, you should read the prospectus which contains important information that you should know.

Both NQ and IRA Income Manager payout options provide guaranteed level payments. The Income Manager (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only).

For Rollover TSA contracts, if you want to elect an Income Manager payout option, we will first roll over amounts in such contract to a Rollover IRA contract with the plan participant as owner.

You may choose to apply only part of the account value of your Equitable Accumulator(R) Select(SM) contract to an Income Manager payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Equitable Accumulator(R) Select(SM). For the tax consequences of withdrawals, see "Tax information" later in this Prospectus and in the SAI.

Depending upon your circumstances, an Income Manager contract may be purchased on a tax-free basis. Please consult your tax advisor. The Income Manager payout options are not available in all states.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any market value adjustments.

If amounts in a fixed maturity option are used to purchase any annuity payout option, prior to the maturity date, a market value adjustment will apply.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin unless you are applying only some of your account value to an Income Manager contract. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from the Equitable Accumulator(R) Select(SM) contract date. Except with respect to the Income Manager annuity payout options, where payments are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the annuity maturity date described below.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier.

36  Accessing your money

In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.


ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday.

For contracts issued in Pennsylvania and New York, the maturity date is related to the contract issue date, as follows:


--------------------------------------------------------------------------------
           New York                              Pennsylvania
--------------------------------------------------------------------------------
                   Maximum                                  Maximum
                annuitization                            annuitization
    Issue age        age                    Issue age         age
--------------------------------------------------------------------------------
     0-80            90                      0-75             85
      81             91                       76              86
      82             92                       77              87
      83             93                      78-80            88
      84             94                      81-85            90
      85             95
--------------------------------------------------------------------------------

Before the last day by which your annuity payments must begin, we will notify you by letter. Once you have selected an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender (subject to a market value adjustment) if an Income Manager payout option is chosen.

                                                        Accessing your money  37

5. Charges and expenses
--------------------------------------------------------------------------------

CHARGES THAT EQUITABLE LIFE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o  A mortality and expense risks charge

o  An administrative charge

o  A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On each contract date anniversary -- an annual administrative charge, if applicable.

o On each contract date anniversary -- a charge if you elect a death benefit (other than the Standard death benefit).

o On each contract date anniversary -- a charge for the Guaranteed minimum income benefit, if you elect this optional benefit.

o On each contract date anniversary -- a charge for Protection Plus, if you elect this optional benefit.

o On the first 10 contract date anniversaries -- a charge for the Enhanced GPB, if you elect this optional benefit.

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.


MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard guaranteed minimum death benefit. The daily charge is equivalent to an annual rate of 1.10% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.


ADMINISTRATIVE CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option.


DISTRIBUTION CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. The daily charge is equivalent to an annual rate of 0.35% of the net assets in each variable investment option.


ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (if permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits. Please see "Termination of your contract" in "Determining your contract value" earlier in this Prospectus.


GUARANTEED MINIMUM DEATH BENEFIT CHARGE

Annual ratchet to age 85. If you elect the Annual ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual ratchet to age 85 benefit base.

Greater of 5% Roll up to age 85 or Annual ratchet to age 85. If you elect this enhanced death benefit, we deduct a charge annually from your

38  Charges and expenses
account value on each contract date anniversary for which it is in effect. The charge is equal to 0.50% of the greater of the 5% Roll up to age 85 or the Annual ratchet to age 85 benefit base.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits. Please see "Termination of your contract" in "Determining your contract value" earlier in this Prospectus.

There is no additional charge for the Standard death benefit.


ENHANCED GUARANTEED PRINCIPAL BENEFIT

If you elect the Enhanced GPB, we deduct a charge annually from your account value on the first 10 contract date anniversaries. The charge is equal to 0.50% of the account value. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If these amounts are insufficient, we will deduct any remaining portion of the charge from amounts in any fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).


GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the annuitant reaches 85, whichever occurs first. The charge is equal to 0.55% of the applicable benefit base in effect on the contract date anniversary.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are still insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits. Please see "Termination of your contract" in "Determining your contract value" earlier in this Prospectus.


PROTECTION PLUS

If you elect Protection Plus, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

o  Management fees ranging from 0.25% to 1.20%.

o  12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o  Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectuses for the Trusts following this Prospectus.


GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the mortality and expense risks charge or change the minimum initial contribution requirements. We also may change the guaranteed mini-

                                                        Charges and expenses  39
mum income benefit or the guaranteed minimum death benefit, or offer variable investment options that invest in shares of either Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for Rollover IRA and Roth Conversion IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, ERISA or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

40  Charges and expenses

6. Payment of death benefit
--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you written confirmation when we receive your request. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract.

Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary so that the custodian can reinvest or distribute the death benefit as the beneficiary of the account desires.

The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable guaranteed minimum death benefit. We determine the amount of the death benefit (other than the applicable guaranteed minimum death benefit) and any amount applicable under the Protection Plus feature, as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment. The amount of the applicable guaranteed minimum death benefit will be such guaranteed minimum death benefit as of the date of the annuitant's death, adjusted for any subsequent withdrawals. The death benefit will be less a deduction for any outstanding loan plus accrued interest on the date that the death benefit payment is made (applies to Rollover TSA only).


EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, a surviving spouse, who is the sole primary beneficiary, of the deceased owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. The successor owner/annuitant feature is only available under NQ and individually owned IRA (other than Inherited IRAs) contracts. See "Inherited IRA beneficiary continuation contract" in "Contracts features and benefits," earlier in this Prospectus.

For NQ and all types of IRA contracts, a beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.


WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions the owner changes after the original owner's death. When the owner is not the annuitant under an NQ contract and the owner dies before annuity payments begin, the beneficiary named to receive this death benefit upon the annuitant's death will become the successor owner. If you do not want this beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

o The cash value of the contract must be fully paid to the successor owner (new owner) within five years after your death (or in a joint ownership situation, the death of the first owner to die).

o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin within one year after the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value five years after your death (or the death of the first owner to die).

If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living. An eligible successor owner, including a surviving joint owner after the first owner dies, may elect the beneficiary continuation option for NQ contracts discussed in "Beneficiary continuation option" below.


HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" in "Accessing your money" earlier in this Prospectus. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.


SUCCESSOR OWNER AND ANNUITANT

If you are both the contract owner and the annuitant, and your spouse is the sole primary beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant. The successor owner/annuitant must be 85 or younger as of the date of the non-surviving spouse's death.

                                                    Payment of death benefit  41

If your surviving spouse decides to continue the contract, then as of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary to effect the successor owner/annuitant feature, we will increase the account value to equal your elected guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Protection Plus feature and adjusted for any subsequent withdrawals. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

We will determine whether your applicable guaranteed minimum death benefit option will continue as follows:

o If the successor owner/annuitant is age 75 or younger on the date of the original owner/annuitant's death, and the original owner/annuitant was age 84 or younger at death, the guaranteed minimum death benefit continues based upon the option that was elected by the original owner/annuitant and will continue to grow according to its terms until the contract date anniversary following the date the successor owner/annuitant reaches age 85.

o If the successor owner/annuitant is age 75 or younger on the date of the original owner/annuitant's death, and the original owner/annuitant was age 85 or older at death, we will reinstate the guaranteed minimum death benefit that was elected by the original owner/annuitant. The benefit will continue to grow according to its terms until the contract date anniversary following the date the successor owner/annuitant reaches age 85.

o If the successor owner/annuitant is age 76 or over on the date of the original owner/annuitant's death, the guaranteed minimum death benefit will no longer grow, and we will no longer charge for the benefit.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For information on the operation of this feature with the Guaranteed minimum income benefit, see "Exercise of Guaranteed minimum income benefit" under "Our Guaranteed minimum income benefit option" in "Contract features and benefits," earlier in this Prospectus. For information on the operation of this feature with Protection Plus, see "Protection Plus" in "Guaranteed minimum death benefit "under "Contract features and benefits," earlier in this Prospectus.


SPOUSAL PROTECTION

SPOUSAL PROTECTION OPTION FOR NQ CONTRACTS ONLY. This feature permits spouses who are joint contract owners to increase the account value to equal the guaranteed minimum death benefit, if higher, and by the value of any Protection Plus benefit, if elected, upon the death of either spouse. This account value "step up" occurs even if the surviving spouse was the named annuitant. If you and your spouse jointly own the contract and one of you is the named annuitant, you may elect the Spousal protection option at the time you purchase your contract at no additional charge. Both spouses must be between the ages of 20 and 70 at the time the contract is issued and must each be named the primary beneficiary in the event of the other's death.

The annuitant's age is generally used for the purpose of determining contract benefits. However, for the Annual Ratchet to age 85 and the Greater of 5% Roll up or Annual Ratchet to age 85 guaranteed minimum death benefits and the Protection Plus benefit, the benefit is based on the older spouse's age. The older spouse may or may not be the annuitant.

If the annuitant dies prior to annuitization, the surviving spouse may elect to receive the death benefit, including the value of the Protection Plus benefit, or, if eligible, continue the contract as the sole owner/annuitant by electing the successor owner/annuitant option. If the non-annuitant spouse dies prior to annuitization, the surviving spouse continues the contract automatically as the sole owner/annuitant. In either case, the contract would continue, as follows:

o As of the date we receive due proof of the spouse's death, the account value will be re-set to equal the guaranteed minimum death benefit as of the date of the non-surviving spouse's death, if higher, increased by the value of the Protection Plus benefit.

o The guaranteed minimum death benefit continues to be based on the older spouse's age for the life of the contract, even if the younger spouse is originally or becomes the sole owner/annuitant.

o The Protection Plus benefit will now be based on the surviving spouse's age at the date of the non-surviving spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit will be discontinued even if the surviving spouse is the older spouse (upon whose age the benefit was originally based).

We will not allow Spousal protection to be added after contract issue. If there is a change in owner or primary beneficiary, the Spousal protection benefit will be terminated. If you divorce but do not change the owner or primary beneficiary, Spousal protection continues.


BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract in the deceased contract owner's name and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional for further information.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the

42  Payment of death benefit
account value to equal the applicable death benefit if such death benefit is greater than such account value. Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed in the Statement of Additional Information, the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

o  The contract continues in your name for the benefit of your beneficiary.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If you had elected the guaranteed minimum income benefit, an optional enhanced death benefit or the Enhanced GPB under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any minimum death benefit feature will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a portion of the account value.

o  Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as the Inherited annuity, may only be elected when the NQ contract owner dies before the annuity commencement date, whether or not the owner and the annuitant are the same person. If the owner and annuitant are different and the owner dies before the annuitant, for purposes of this discussion, "beneficiary" refers to the successor owner. For a discussion of successor owner, see "When an NQ contract owner dies before the annuitant" earlier in this section. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts (regardless of whether the owner and annuitant are the same person):

o This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

o  The contract continues in your name for the benefit of your beneficiary.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If you had elected guaranteed minimum income benefit, an optional enhanced death benefit or the Enhanced GPB under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any minimum death benefit feature will no longer be in effect.

o If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary chooses scheduled payments, the beneficiary must also choose between two potential withdrawal options at the time of election. "Withdrawal Option 1" permits total surrender only. "Withdrawal Option 2" permits the beneficiary to take withdrawals, in addition to scheduled pay-

                                                    Payment of death benefit  43
   ments, at any time. See "Taxation of nonqualified annuities" in "Tax information" later in this Prospectus.

o  Any partial withdrawals must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If you are both the owner and annuitant:

o As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the annuity account value to equal the applicable death benefit if such death benefit is greater than such account value.

If the owner and annuitant are not the same person:

o If the beneficiary continuation option is elected, the beneficiary automatically becomes the new annuitant of the contract, replacing the existing annuitant.

o  The annuity account value will not be reset to the death benefit amount.

If a contract is jointly owned:

o The surviving owner supersedes any other named beneficiary and may elect the beneficiary continuation option.

o If the deceased joint owner was also the annuitant, see "If you are both the owner and annuitant" earlier in this section.

o If the deceased joint owner was not the annuitant, see "If the owner and annuitant are not the same person" earlier in this section.


44  Payment of death benefit

7. Tax information
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OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to Equitable Accumulator(R) Select(SM) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA or TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax, and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights or values under the contract, or payments under the contract, for example, the amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax advisor before your purchase.

President Bush signed the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") on June 7, 2001. Many of the provisions of EGTRRA became effective on January 1, 2002, and are phased in during the first decade of the twenty-first century. In the absence of future legislation, all of the amendments made by EGTRRA will no longer apply after December 31, 2010, and the law in effect in 2001 will apply again. In general, EGTRRA liberalizes contributions which can be made to all types of tax-favored retirement plans. In addition to increasing the amounts which can be contributed and permitting individuals over age 50 to make additional contributions, EGTRRA also permits rollover contributions to be made between different types of tax-favored retirement plans. Please discuss with your tax advisor how EGTRRA affects your personal financial situation.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs") and Code Section 403(b) Arrangements ("TSAs"), respectively: an IRA or 403(b) annuity contract such as this one, or an IRA or 403(b)(7) custodial or other qualified account. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. More information on IRAs and TSAs is provided in the SAI. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as Accumulator(R) Select(SM)'s 12 Month Dollar Cost Averaging, choice of death benefits, the living benefit guaranteed minimum income benefit selection of investment funds, guaranteed interest option, fixed maturity options and its choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect. Although certain provisions of the Temporary Regulations on required minimum distributions concerning the actuarial value of additional contract benefits, which could have increased the amount required to be distributed from annuity contracts funding qualified plans, TSAs and IRAs have been suspended for 2003, these or similar provisions may apply in future years. You may want to discuss with your tax advisor the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract.


TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.


TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o  if the owner is other than an individual.

All nonqualified deferred annuity contracts that Equitable Life and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

                                                             Tax information  45

ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.


PROTECTION PLUS FEATURE

In order to enhance the amount of the death benefit to be paid at the annuitant's death, you may purchase a Protection Plus rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Protection Plus rider is not part of the contract. In such a case the charges for the Protection Plus rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59-1/2, also subject to a tax penalty. Were the IRS to take this position, Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).


CONTRACTS PURCHASED THROUGH EXCHANGES

You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).

o The owner and the annuitant are the same under the source contract and the Equitable Accumulator(R) Select(SM) NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the Equitable Accumulator(R) Select(SM) NQ contract.

A recent case permitted an owner to direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between carriers, and provision of cost basis information may be required to process this type of an exchange.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER
YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract. The IRS has not specifically addressed the tax treatment of the Spousal protection benefit. Please consult with your tax advisor before electing this feature.

BENEFICIARY CONTINUATION OPTION

We have received a Private Letter Ruling from the IRS regarding certain tax consequences of scheduled payments under the beneficiary continuation option for NQ contracts. See the discussion "Beneficiary continuation option for NQ Contracts only" in "Payment of death benefit" earlier in this Prospectus. Among other things, the IRS rules that:

o scheduled payments under the beneficiary continuation option for NQ contracts satisfy the death of owner rules of Section 72(s)(2) of the Code, regardless of whether the beneficiary elects Withdrawal Option 1 or Withdrawal Option 2;

o scheduled payments, any additional withdrawals under Withdrawal Option 2, or contract surrenders under Withdrawal Option 1 will only be taxable to the beneficiary when amounts are actually paid, regardless of the Withdrawal Option selected by the beneficiary;

o a beneficiary who irrevocably elects scheduled payments with Withdrawal Option 1 will receive "excludable amount" tax treatment on scheduled payments. See "Annuity payments" earlier in this section. If the beneficiary elects to surrender the contract before all scheduled payments are paid, the amount received upon surrender is a non-annuity payment taxable to the extent it exceeds any remaining investment in the contract.

The Ruling specifically does not address the taxation of any payments received by a beneficiary electing Withdrawal Option 2 (whether scheduled payments or any withdrawal that might be taken). There is

46  Tax information
no assurance that we will receive any further rulings addressing the tax consequences of payments under Withdrawal Option 2. Before electing the beneficiary continuation option feature, the individuals you designate as beneficiary or successor owner should discuss with their tax advisors the consequences of such elections.

The tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.


EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o  on or after your death; or

o  because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy), or the joint lives (or joint life expectancy) of you and a beneficiary, in accordance with IRS formulas.


OTHER INFORMATION

The IRS has stated that you will be considered the owner of the assets in the separate account if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your investment to particular portfolios within a separate account may cause you, rather than the insurance company, to be treated as the owner of the portfolio shares attributable to your nonqualified annuity contract. If you were to be considered the owner of the underlying shares, income and gains attributable to such portfolio shares would be currently included in your gross income for federal income tax purposes. Incidents of investment control could include among other items, the number of investment options available under a contract and/or the frequency of transfers available under the contract. In connection with the issuance of regulations concerning investment diversification in 1986, the Treasury Department announced that the diversification regulations did not provide guidance on investor control but that guidance would be issued in the form of regulations or rulings. As of the date of this prospectus, no such guidance has been issued. It is not known whether such guidelines, if in fact issued, would have retroactive adverse effect on existing contracts. We can not provide assurance as to the terms or scope of any future guidance nor any assurance that such guidance would not be imposed on a retroactive basis to contracts issued under this prospectus. We reserve the right to modify the contract as necessary to attempt to prevent you from being considered the owner of the assets of the separate account for tax purposes.


SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO

Under current law we treat income from NQ contracts as U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.


INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)
GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets funding the account typically include mutual funds and/or individual stocks and/or securities in a custodial account and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o Traditional IRAs, typically funded on a pre-tax basis including SEP-IRAs and SIMPLE IRAs, issued and funded in connection with employer-sponsored retirement plans; and

o  Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS Web site (http:// www.irs.gov).

Equitable Life designs its traditional contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA ("Rollover IRA") or Roth IRA ("Roth Conversion IRA"). We also offer the Inherited IRA for payment of post-death required minimum distributions in traditional IRA and Roth IRA. The SAI contains the information that the IRS requires you to have before you purchase an IRA. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We have not applied for an opinion letter from the IRS to approve the respective forms of the Equitable Accumulator(R) Select(SM) traditional and Roth IRA contracts for use as a traditional and Roth IRA, respectively. We have received IRS opinion letters approving the respective

                                                             Tax information  47
forms of a similar traditional IRA and Roth IRA endorsement for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Equitable Accumulator(R) traditional and Roth IRA contracts.

The Inherited IRA beneficiary continuation contract has not been submitted to the IRS for approval as to form for use as a traditional IRA or Roth IRA. Equitable intends to submit both traditional and Roth IRA versions of the contract for formal approval, respectively. However, it is not clear whether and when such approval may be received.


PROTECTION PLUS(SM) FEATURE

The Protection Plus feature is offered for IRA contracts, subject to state and contract availability. We have filed a request with the IRS that the contract with the Protection Plus feature qualifies as to form for use as a traditional IRA and Roth IRA, respectively. We do not know if and when any such IRS formal approval will be received. There is no assurance that the contract with the Protection Plus feature meets the IRS qualification requirements for IRAs. IRAs generally may not invest in life insurance contracts. Although we view the optional Protection Plus benefit as an investment protection feature which should have no adverse tax effect and not as life insurance, it is possible that the IRS could take a contrary position regarding tax qualification or assert that the Protection Plus rider is not a permissible part of an individual retirement annuity contract. We further view the optional Protection Plus benefit as part of the contract. There is also a risk that the IRS may take the position that the optional Protection Plus benefit is not part of the annuity contract. In such a case, the charges for the Protection Plus rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59-1/2, also subject to a tax penalty. Were the IRS to take any adverse position, Equitable would take all reasonable steps to attempt to avoid any adverse result, which would include amending the contract (with appropriate notice to you). You should discuss with your tax advisor whether you should consider purchasing an Accumulator(R) Select(SM) IRA or Accumulator(R) Select(SM) Roth IRA with the optional Protection Plus feature.


CONTRIBUTIONS

Individuals may make three different types of contributions to an IRA:

o  regular contributions out of earned income or compensation; or

o  tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other IRAs of the same type ("direct transfers").

In addition, an individual may make a taxable rollover contribution from a traditional IRA to a Roth IRA ("conversion" contributions).

Contributions to all types of IRAs are compensation-based. They are either made from your current compensation or have a connection with past compensation (for example, rollover contributions from an eligible retirement plan that you had with an employer related to past compensation). Under certain circumstances, your nonworking spouse, former spouse or surviving spouse may contribute to an IRA. You can make regular contributions for any year to a traditional IRA within federal tax law limits up until the calendar year you reach age 70-1/2. Regular contributions for any year to a Roth IRA can be made at any time during your life, subject to federal tax law limits.

The amount of contributions you may make to an IRA for any year and whether such contributions are eligible for special tax treatment (for example, deductibility from income or a special credit) may vary, depending on your income, age and whether you participate in an employer-sponsored retirement plan. Roth IRA contributions are not tax deductible. The maximum regular contribution that can be made to all of your IRAs (whether traditional or Roth) for the taxable year for which the contribution is made is $3,000. The amounts are the same for both 2003 and 2004. The maximum regular contribution for both 2003 and 2004 is increased to $3,500 if you are at least age 50 at any time during the taxable year for which the contribution is made.

Rollover and transfer contributions are not subject to dollar limits. Rollover contributions may be made to a traditional IRA from "eligible retirement plans" which include other traditional IRAs, qualified plans, TSAs and governmental 457(b) plans. For Roth IRAs, rollover contributions may be made from other Roth IRAs and traditional IRAs. The conversion of a traditional IRA to a Roth IRA is taxable. Direct transfer contributions may only be made directly from one traditional IRA to another or from one Roth IRA to another.

Rollover contributions to traditional IRAs were historically limited to pre-tax funds. Beginning in 2002 after-tax contributions to a qualified plan or TSA may be rolled over to a traditional IRA (but not a Roth IRA). You should be aware before you roll over any after-tax contributions that you are responsible for calculating the taxable amount of any distributions you take from the traditional IRA.

You should discuss with your tax advisor whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan and the features of the current plan may no longer be available.

A more complete discussion of contributions to traditional IRAs and Roth IRAs is contained in the SAI.


WITHDRAWALS AND DISTRIBUTIONS

You can withdraw any or all of your funds from an IRA at any time; you do not need to wait for a special event like retirement. Earnings in IRAs are not subject to federal income tax until amounts are paid to you or your beneficiary. Withdrawals from an IRA, surrender of an IRA, death benefits from an IRA and annuity payments from an IRA may be fully or partially taxable. Withdrawals and distributions from IRAs are taxable as ordinary income (not capital gain).

Payments from traditional IRAs and Roth IRAs are taxed differently. Payments from traditional IRAs are generally fully taxable unless you have made nondeductible regular contributions or rolled over after-tax contributions. In any event, the issuer of the traditional IRA is entitled

48  Tax information
to report the distribution as fully taxable and it is your responsibility to calculate the taxable and tax-free portions of any traditional IRA payments on your own tax returns.

Distributions from Roth IRAs generally receive return of contribution treatment first under federal income tax calculation rules before any income is taxable. Certain distributions from Roth IRAs may qualify for fully tax-free treatment. These are distributions after you reach age 59-1/2, die, become disabled or meet a qualified first-time home buyer tax rule. You also have to meet a five-year aging period.

A distribution from a traditional IRA will not be taxable if it is rolled over to an eligible retirement plan. A distribution from a Roth IRA will not be taxable if it is rolled over to another Roth IRA.

Taxable withdrawals or distributions from IRAs may be subject to an additional 10% penalty tax if you are under age 59-1/2, unless an exception applies.

Traditional IRAs are subject to required minimum distribution rules which require that amounts begin to be distributed in a prescribed manner from the IRA after the owner reaches age 70-1/2. These rules also require distributions after the owner's death. No distributions are required to be made from Roth IRAs until after the Roth IRA owner's death, but then the required minimum distribution rules apply.

A more complete discussion of the tax aspects of withdrawals and distributions from traditional IRAs and Roth IRAs is contained in the SAI.


TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

GENERAL

This section of the prospectus covers some of the special tax rules that apply to annuity contracts under Section 403(b) of the Internal Revenue Code (TSAs).

Generally there are two types of funding vehicles available for 403(b) arrangements -- an annuity contract under Section 403(b)(1) of the Code or a custodial account which invests only in mutual funds and which is treated as an annuity contract under Section 403(b)(7) of which the Code. Both types of 403(b) arrangements qualify for tax deferral.


PROTECTION PLUS FEATURE

The Protection Plus feature is offered for Rollover TSA contracts, subject to state and contract availability. There is no assurance that the contract with the Protection Plus feature meets the qualification requirements for TSAs. There is a limit to the amount of life insurance benefits that TSAs may offer. Although we view the optional Protection Plus benefit as an investment protection feature which should have no adverse tax effect and not as a life insurance benefit, it is possible that the IRS could take a contrary position regarding tax qualification or assert that the Protection Plus rider is not a permissible part of a TSA contract. If the IRS were to take the position that the optional Protection Plus benefit is not part of the contract, in such a case, the charges for the Protection Plus rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could affect the tax qualification of the TSA and could be taxable. Were the IRS to take any adverse position, Equitable would take all reasonable steps to attempt to avoid any adverse result, which would include amending the contract (with appropriate notice to you). You should discuss with your tax advisor whether you should consider purchasing an Accumulator(R) Select(SM) Rollover TSA contract with the optional Protection Plus feature.


CONTRIBUTIONS TO TSAS

There are two ways you can make contributions to this Equitable Accumulator(R) Select(SM) Rollover TSA contract:

o  a rollover from another eligible retirement plan; or

o a full or partial direct transfer of assets ("direct transfer") from another contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code by means of IRS Revenue Ruling 90-24.

If you make a direct transfer, you must fill out our transfer form.

Contributions to TSAs are discussed in greater detail in the SAI.

ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS. You must establish your TSA with funds that are directly transferred from another 403(b) arrangement or rolled over from another 403(b) arrangement. You may make subsequent rollover contributions to your Rollover TSA contract from these sources: qualified plans, governmental 457(b) plans and traditional IRAs, as well as other TSAs and 403(b) arrangements. All rollover contributions must be pre-tax funds only with appropriate documentation satisfactory to us.

You should discuss with your tax advisor whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan and the features of the current plan may no longer be available.

A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution. We accept direct transfers of TSA funds under Revenue Ruling 90-24 only if:

o you give us acceptable written documentation as to the source of the funds, and

o the Equitable Accumulator(R) Select(SM) contract receiving the funds has provisions at least as restrictive as the source contract.

Before you transfer funds to an Equitable Accumulator(R) Select(SM) Rollover TSA contract, you may have to obtain your employer's authorization or demonstrate that you do not need employer authorization.


DISTRIBUTIONS FROM TSAS

GENERAL. Depending on the terms of the employer plan and your employment status, you may have to get your employer's consent to take a loan or withdrawal. Your employer will tell us this when you establish the TSA through a direct transfer.

You may also need spousal consent for certain transactions and payments.

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WITHDRAWAL RESTRICTIONS. If this is a Revenue Ruling 90-24 direct transfer, we will treat all amounts transferred to this contract and any future earnings on the amount transferred as not eligible for withdrawal until one of the following events happens:

o you are severed from employment with the employer which provided the funds to purchase the TSA you are transferring to the Equitable Accumulator(R) Select(SM) Rollover TSA; or

o  you reach age 59-1/2; or

o  you die; or

o  you become disabled (special federal income tax definition); or

o  you take a hardship withdrawal (special federal income tax definition).

The amount of funds subject to withdrawal restrictions may depend on the source of the funds used to establish the Accumulator(R) Select(SM) TSA.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we currently do not accept after-tax funds, we do not track your investment in the contract, if any. We will report all distributions from this Rollover TSA as fully taxable. It is your responsibility to determine how much of the distribution is taxable.

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59-1/2 unless an exception applies.

Distributions from TSAs are discussed in greater detail in the SAI.


LOANS FROM TSAS

Loans are generally not treated as a taxable distribution. You may take loans from a TSA unless restricted by the employer (for example, under an employer plan subject to ERISA). If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the TSA funds told us when you purchased your contract.

Loans from TSAs are discussed in greater detail in the SAI.


TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS

You may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan (a qualified plan, a governmental 457(b) plan (separate accounting required), another TSA or a traditional IRA) which agrees to accept the rollover.

A spousal beneficiary may also roll over death benefits or certain divorce-related payments.

Direct transfers of TSA funds from one TSA to another under Revenue Ruling 90-24 are not distributions.

Rollovers from TSAs are discussed in greater detail in the SAI.


REQUIRED MINIMUM DISTRIBUTIONS

TSAs are subject to required minimum distribution rules beginning at age 70-1/2 or separation from service, if later. These rules are discussed in greater detail in the SAI.


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However we may require additional documentation in the case of payments made to non United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need

50  Tax information
more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $15,840 in periodic annuity payments in 2003, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

You cannot elect out of withholding if the payment is an eligible rollover distribution from a qualified plan or TSA. If a non-periodic distribution from a qualified plan or TSA is not an eligible rollover distribution then the 10% withholding rate applies.


MANDATORY WITHHOLDING FROM TSA AND QUALIFIED PLAN DISTRIBUTIONS

Unless you have the distribution go directly to the new plan, eligible rollover distributions from qualified plans and TSAs are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions. An eligible rollover distribution from a TSA or a qualified plan can be rolled over to another eligible retirement plan. All distributions from a TSA or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o any distributions which are required minimum distributions after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o  hardship withdrawals; or

o  corrective distributions that fit specified technical tax rules; or

o  loans that are treated as distributions; or

o  a death benefit payment to a beneficiary who is not your surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to mandatory 20% withholding.


IMPACT OF TAXES TO EQUITABLE LIFE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

                                                             Tax information  51

8. More information
--------------------------------------------------------------------------------

ABOUT OUR SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account's operations are accounted for without regard to Equitable Life's other operations.

The Separate Account is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or the Separate Account.

Each subaccount (variable investment option) within Separate Account No. 49 invests solely in class IB shares issued by the corresponding portfolio of either Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from the Separate Account or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate the Separate Account or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account or a variable investment option directly);

(5) to deregister the Separate Account under the Investment Company Act of 1940;

(6)  to restrict or eliminate any voting rights as to the Separate Account; and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.


ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio.

EQ Advisors Trust commenced operations on May 1, 1997. AXA Premier VIP Trust commenced operations on December 31, 2001.

The Trusts do not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of the Trusts may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan and other aspects of its operations, appears in the prospectuses for each Trust which accompany this prospectus, or in their respective SAIs which are available upon request.


ABOUT OUR FIXED MATURITY OPTIONS


RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

FMO rates are determined daily. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current FMO rates can be obtained from your financial professional.

For example the rates to maturity for new allocations as of February 14, 2003 and the related price per $100 of maturity value were as shown below:



--------------------------------------------------------------------------------
  Fixed maturity options
   with February 14th        Rate to maturity
    maturity date of             as of            Price per $100 of
      maturity year        February 14, 2003       maturity value
--------------------------------------------------------------------------------
          2004                   3.00%*               $ 97.09
          2005                   3.00%*               $ 94.25
          2006                   3.00%*               $ 91.51
          2007                   3.00%*               $ 88.84
          2008                   3.00%*               $ 86.25
          2009                   3.11%                $ 83.20
          2010                   3.49%                $ 78.64
          2011                   3.76%                $ 74.42
          2012                   3.96%                $ 70.49
          2013                   4.19%                $ 66.31
--------------------------------------------------------------------------------

* Since these rates to maturity are 3%, no amounts could have been allocated to these options.


HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

52  More information

     (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

     (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

     (c) We determine the current rate to maturity for your FMO based on the rate for a new FMO issued on the same date and having the same maturity date as your FMO; if the same maturity date is not available for new FMOs, we determine a rate that is between the rates for new FMO maturities that immediately precede and immediately follow your FMOs maturity date.

     (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)  We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. See Appendix II at the end of this Prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity option, the "current rate to maturity" will be determined by using a widely-published Index. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.


INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We expect the rates to maturity for the fixed maturity options to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.


ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the guaranteed interest option and fixed maturity options, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT OTHER METHODS OF PAYMENT


WIRE TRANSMITTALS

We accept initial contributions sent by wire to our processing office by agreement with certain broker-dealers. The transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" in "Contract features and benefits" earlier in this Prospectus. We may also treat contributions wired by certain broker-dealers as received by us on the day we receive all the required information, subject to receipt of the wired funds on the following business day.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly

                                                            More information  53
completed application. In certain cases we may issue a contract based on information forwarded electronically. In these cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we require an Acknowledgement of Receipt form, financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form.

After your contract has been issued, additional contributions may be transmitted by wire.


AUTOMATIC INVESTMENT PROGRAM -- FOR NQ CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA or Rollover TSA contracts, nor is it available with Enhanced GPB.

The minimum amounts we will deduct are $100 monthly and $300 quarterly. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.


DATES AND PRICES AT WHICH CONTRACT
EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY

Our business day, generally, is any day on which the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open due to emergency conditions. We may also close early due to emergency conditions. Our business day generally ends at 4:00 p.m. Eastern Time for purposes of determining the date when contributions are applied and any other transaction requests are processed. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.


CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the value next determined after the close of the business day.

o Contributions allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day (unless a rate lock-in is applicable).

o Transfers to or from variable investment options will be made at the value next determined after the close of the business day.

o Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

o Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o For the fixed-dollar option and the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.


ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:

o  the election of trustees; or

o  the formal approval of independent auditors selected for EQ Advisors Trust;
   or

o any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

The Trusts sell their shares to Equitable Life separate accounts in connection with Equitable Life's variable annuity and/or life insurance

54  More information
products, and to separate accounts of insurance companies, both affiliated and unaffiliated with Equitable Life. EQ Advisors Trust and AXA Premier VIP Trust also sell their shares to the trustee of a qualified plan for Equitable Life. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.


SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


ABOUT LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account No. 49, our ability to meet our obligations under the contracts, or the distribution of the contracts.


ABOUT OUR INDEPENDENT ACCOUNTANTS

The consolidated financial statements of Equitable Life at December 31, 2002 and 2001, and for the three years ended December 31, 2002 incorporated in this prospectus by reference to the 2002 Annual Report on Form 10-K are incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of Equitable Life, are in the SAI. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

You cannot assign or transfer ownership of Rollover IRA, Roth Conversion IRA or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign Rollover IRA, Roth Conversion IRA or Rollover TSA contracts as security for a loan or other obligation. If the employer that provided the funds does not restrict them, loans are available under a Rollover TSA contract.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your Rollover IRA, Roth Conversion IRA or Rollover TSA contract to another similar arrangement under federal income tax rules. In the case of such a transfer which involves a surrender of your contract, we will impose a withdrawal charge, if one applies.



DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"). Both AXA Advisors and AXA Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors (the successor to EQ Financial Consultants, Inc.), an affiliate of Equitable Life, and AXA Distributors, an indirect wholly owned subsidiary of Equitable Life, are registered with the SEC as broker dealers and are members of the National Association of Securities Dealers, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. Both broker dealers also act as distributors for other Equitable Life annuity products.

AXA Distributors is a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"). Like AXA Distributors, EDI was owned by Equitable Holdings, LLC.

The contracts are sold by financial professionals of AXA Advisors and its affiliates and by financial professionals of AXA Distributors, as well as by affiliated and unaffiliated broker dealers who have entered into selling agreements with AXA Distributors.

We pay broker-dealer sales compensation that will generally not exceed an amount equal to 2.0% annually of the account value on a contract date anniversary. AXA Distributors may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. Broker-dealers receiving sales compensation will generally pay a portion of it to their financial professionals as commissions related to sales of the contracts.

                                                            More information  55

9. Investment performance
--------------------------------------------------------------------------------

The table below shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.

The table takes into account all fees and charges under the contract, including the highest optional enhanced death benefit charge, the optional charge for the Enhanced GPB, the optional charge for Protection Plus and the annual administrative charge, but does not reflect the charges designed to approximate certain taxes imposed on us, such as premium taxes in your state or any applicable annuity administrative fee. The annual administrative charge is based on the charges that apply to a mix of estimated contract sizes resulting in an estimated administrative charge, for the purpose of this table, of $.05 per $1,000.

The results shown under "length of option period" are based on the actual historical investment experience of each variable investment option since its inception. The results shown under "length of portfolio period" include some periods when a variable investment option investing in the Portfolio had not yet commenced operations. For those periods, we have adjusted the results of the portfolios to reflect the charges under the contracts that would have applied had the investment option been available. The contracts are being offered for the first time as of the date of this Prospectus.

For the "EQ/Alliance" portfolios (other than EQ/Alliance Premier Growth and EQ/Alliance Technology), we have adjusted the results prior to October 1996, when Class IB shares for these portfolios were not available, to reflect the 12b-1 fees currently imposed. The results shown for the EQ/Money Market and EQ/Alliance Common Stock options for periods before March 22, 1985 reflect the results of the variable investment options that preceded them. The "Since portfolio inception" figures for these options are based on the date of inception of the preceding variable investment options. We have adjusted these results to reflect the maximum investment advisory fee payable for the portfolios, as well as an assumed charge of 0.06% for direct operating expenses.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.

THE PERFORMANCE INFORMATION SHOWN BELOW AND THE PERFORMANCE INFORMATION THAT WE ADVERTISE REFLECT PAST PERFORMANCE AND DO NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. SUCH INFORMATION ALSO DOES NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.

56  Investment performance

                         TABLE FOR SEPARATE ACCOUNT 49
AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 2002:


------------------------------------------------------------------------------------------------------------------------------------
                                                      Length of option period            Length of portfolio period
                                                    -----------------------------  --------------------------------------
                                                                                                                  Since
                                                                     Since option                              portfolio
 Variable investment options                        1 Year  5 Years   inception*   3 Years  5 Years  10 Years inception**
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond
----------------------------------------------------
AXA Premier VIP Health Care
----------------------------------------------------
AXA Premier VIP International Equity
----------------------------------------------------
AXA Premier VIP Large Cap Core Equity
----------------------------------------------------
AXA Premier VIP Large Cap Growth
----------------------------------------------------
AXA Premier VIP Large Cap Value
----------------------------------------------------
AXA Premier VIP Small/Mid Cap Growth
----------------------------------------------------
AXA Premier VIP Small/Mid Cap Value
----------------------------------------------------
AXA Premier VIP Technology
----------------------------------------------------
EQ/Aggressive Stock ***
----------------------------------------------------
EQ/Alliance Common Stock ***
----------------------------------------------------
EQ/Alliance Growth and Income ***
----------------------------------------------------
EQ/Alliance Intermediate Government Securities ***
----------------------------------------------------
EQ/Alliance International ***
----------------------------------------------------
EQ/Alliance Premier Growth
----------------------------------------------------
EQ/Alliance Quality Bond ***
----------------------------------------------------
EQ/Alliance Small Cap Growth
----------------------------------------------------
EQ/Alliance Technology
----------------------------------------------------
EQ/Balanced ***
----------------------------------------------------
EQ/Bernstein Diversified Value
----------------------------------------------------
EQ/Calvert Socially Responsible
----------------------------------------------------
EQ/Capital Guardian International
----------------------------------------------------
EQ/Capital Guardian Research
----------------------------------------------------
EQ/Capital Guardian U.S. Equity
----------------------------------------------------
EQ/Emerging Markets Equity
----------------------------------------------------
EQ/Equity 500 Index ***
----------------------------------------------------
EQ/Evergreen Omega
----------------------------------------------------
EQ/FI Mid Cap
----------------------------------------------------
EQ/FI Small/Mid Cap Value
----------------------------------------------------
EQ/High Yield ***
----------------------------------------------------
EQ/J.P. Morgan Core Bond
----------------------------------------------------
EQ/Janus Large Cap Growth
----------------------------------------------------
EQ/Lazard Small Cap Value
----------------------------------------------------
EQ/Marsico Focus
----------------------------------------------------
EQ/Mercury Basic Value Equity
----------------------------------------------------
EQ/MFS Emerging Growth Companies
----------------------------------------------------
EQ/MFS Investors Trust
----------------------------------------------------
EQ/Money Market ***
----------------------------------------------------
EQ/Putnam Growth & Income Value
----------------------------------------------------
EQ/Putnam International Equity
----------------------------------------------------
EQ/Putnam Voyager
----------------------------------------------------
EQ/Small Company Index
----------------------------------------------------

--------------------------------------------------------------------------------
* The variable investment option inception dates are: EQ/Aggressive Stock, EQ/Alliance Common Stock, EQ/Money Market, EQ/Equity 500 Index and EQ/High Yield (October 16, 1996); EQ/Alliance Small Cap Growth, EQ/Mercury Basic Value Equity, EQ/MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, EQ/Putnam International Equity and EQ/Putnam Voyager (May 1, 1997); EQ/Emerging Markets Equity (December 31, 1997); EQ/Bernstein Diversified Value, EQ/J.P. Morgan Core Bond, EQ/Lazard Small Cap Value and EQ/Small Company Index (January 1, 1998); EQ/Evergreen Omega and EQ/MFS Investors Trust (January 1, 1999); EQ/Alliance Premier Growth, EQ/Capital Guardian International, EQ/Capital Guardian Research and EQ/Capital Guardian U.S. Equity (May 1, 1999); EQ/Alliance Technology (May 1, 2000); EQ/FI Mid Cap, EQ/FI Small/Mid Cap Value and EQ/Janus Large Cap Growth (September 5,
     2000); EQ/Balanced (May 18, 2001); EQ/Calvert Socially Responsible and EQ/Marsico Focus (September 4, 2001); AXA Premier VIP Core Bond, AXA Premier VIP Health Care, AXA Premier VIP International Equity, AXA Premier VIP Large Cap Core Equity, AXA Premier VIP Large Cap Growth, AXA Premier VIP Large Cap Value, AXA Premier VIP Small/Mid Cap Growth, AXA Premier VIP Small/Mid Cap Value, AXA Premier VIP Technology, EQ/Alliance Growth and Income, EQ/Alliance Interna-

                                                       Investment performance 57
     tional and EQ/Alliance Quality Bond (January 14, 2002); EQ/Alliance Intermediate Government Securities (April 1, 2002); AXA Aggressive Allocation, AXA Conservative Allocation, AXA Conservative-Plus Allocation, AXA Moderate Allocation, AXA Moderate-Plus Allocation, AXA Rosenberg VIT Value Long/Short Equity and U.S. Real Estate -- Class I (July 21, 2003). No performance information is provided for portfolios and/or variable investment options with inception dates after December 31, 2001.

**   The portfolio inception dates are: EQ/Alliance Common Stock (January 13,
     1976); EQ/Money Market (July 13, 1981); EQ/Aggressive Stock and EQ/Balanced (January 27, 1986); EQ/High Yield (January 2, 1987); EQ/Alliance Intermediate Government Securities (April 1, 1991); EQ/Alliance Growth and Income and EQ/Alliance Quality Bond (October 1, 1993); EQ/Equity 500 Index (March 1, 1994); EQ/Alliance International (April 3, 1995); EQ/Alliance Small Cap Growth, EQ/FI Small/Mid Cap Value, EQ/Mercury Basic Value Equity, EQ/MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, EQ/Putnam International Equity and EQ/Putnam Voyager (May 1, 1997); EQ/Emerging Markets Equity (August 20, 1997); EQ/Bernstein Diversified Value, EQ/J.P. Morgan Core Bond, EQ/Lazard Small Cap Value and EQ/Small Company Index (January 1, 1998); EQ/Evergreen Omega and EQ/MFS Investors Trust (January 1, 1999); EQ/Alliance Premier Growth, EQ/Capital Guardian International, EQ/Capital Guardian Research and EQ/Capital Guardian U.S. Equity (May 1, 1999); EQ/Calvert Socially Responsible (September 1, 1999); EQ/Alliance Technology (May 1, 2000); EQ/FI Mid Cap and EQ/Janus Large Cap Growth (September 1, 2000); EQ/Marsico Focus (August 31, 2001); AXA Premier VIP Core Bond, AXA Premier VIP Health Care, AXA Premier VIP International Equity, AXA Premier VIP Large Cap Core Equity, AXA Premier VIP Large Cap Growth, AXA Premier VIP Large Cap Value, AXA Premier VIP Small/Mid Cap Growth, AXA Premier VIP Small/Mid Cap Value and AXA Premier VIP Technology (December 31, 2001); U.S. Real Estate -- Class I (May 3, 1997); AXA Rosenberg VIT Long/Short Value Equity (May 2, 2003); AXA Aggressive Allocation, AXA Conservative Allocation, AXA Conservative-Plus Allocation. AXA Moderate Allocation, AXA Moderate-Plus Allocation (July 21, 2003). No performance information is provided for portfolios and/or variable investment options with inception dates after December 31, 2001.

*** In each case, the performance shown is for the indicated EQ Advisors Trust portfolio and any predecessor that it may have had. The inception dates for these portfolios are for portfolios of The Hudson River Trust, the assets of which became assets of corresponding portfolios of EQ Advisors Trust on October 18, 1999.

58 Investment performance

COMMUNICATING PERFORMANCE DATA

In reports or other communications to contract owners or in advertising material, we may describe general economic and market conditions affecting our variable investment options and the portfolios and may compare the performance or ranking of those options and the portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS, or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

o  data developed by us derived from such indices or averages.

We also may furnish to present or prospective contract owners advertisements or other communications that include evaluations of a variable investment option or portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------------------
Barron's                                Investment Management Weekly
Morningstar's Variable Annuity          Money Management Letter
     Sourcebook                         Investment Dealers Digest
Business Week                           National Underwriter
Forbes                                  Pension & Investments
Fortune                                 USA Today
Institutional Investor                  Investor's Business Daily
Money                                   The New York Times
Kiplinger's Personal Finance            The Wall Street Journal
Financial Planning                      The Los Angeles Times
Investment Adviser                      The Chicago Tribune
--------------------------------------------------------------------------------

From time to time, we may also advertise different measurements of the investment performance of the variable investment options and/or the portfolios, including the measurements that compare the performance to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commissions or other operating expenses typically associated with a managed portfolio. Also, they do not reflect other contract charges such as the mortality and expense risks charge, administrative charge and distribution charge or any withdrawal or optional benefit charge. Comparisons with these benchmarks, therefore, may be of limited use. We use them because they are widely known and may help you to understand the universe of securities from which each portfolio is likely to select its holdings.

Lipper compiles performance data for peer universes of funds with similar investment objectives in its Lipper Survey. Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. According to Lipper the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts, Lipper data provide a more accurate picture than market benchmarks of the Equitable Accumulator(R) Select(SM) performance relative to other variable annuity products. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "separate account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable life and annuity contracts, and

o The "mutual fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges. VARDS is a monthly reporting service that monitors approximately 2,500 variable life and variable annuity funds on performance and account information.


YIELD INFORMATION

Current yield for the EQ/Money Market option will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yields for the EQ/Alliance Quality Bond and EQ/High Yield options will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months).

"Effective yield" is calculated in a similar manner, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the EQ/Money Market, EQ/Alliance Quality Bond and EQ/High Yield options. The current yields and effective yields assume the deduction of all current contract charges and expenses, the optional enhanced death benefit charge, the optional Guaranteed minimum income benefit charge, the optional Protection Plus benefit charge, the optional Enhanced GPB charge, the annual administrative charge and any charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. The yields and effective yields for the EQ/Money Market option, when used for the 12 month dollar cost averaging program, assume that no contract charges are deducted. For more information, see "Yield Information for the EQ/Money Market Option, EQ/Alliance Quality Bond Option and EQ/High Yield Option" in the SAI.

                                                      Investment performance  59

10. Incorporation of certain documents by reference
--------------------------------------------------------------------------------

Equitable Life's annual report on Form 10-K for the year ended December 31, 2002, is considered to be a part of this prospectus because they are incorporated by reference.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a Web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone:
(212) 554-1234).

60  Incorporation of certain documents by reference

Appendix I: Condensed financial information
--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account 49 with the same daily asset charges of 1.70%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2002

----------------------------------------------------------------------------------------------------------------------------------
                                                                                           For the year ending December 31,
                                                                                 -------------------------------------------------
                                                                                                        2002
----------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 10.63
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       628
----------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Health Care
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $  7.87
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                        57
----------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP International Equity
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $  7.78
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       135
----------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $  7.61
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       104
----------------------------------------------------------------------------------------------------------------------------------
 AXA Premier Large Cap Growth
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $  6.76
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       408
----------------------------------------------------------------------------------------------------------------------------------
 AXA Premier Large Cap Value
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $  7.88
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       316
----------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $  6.18
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       292
----------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $  7.34
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       206
----------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $  5.64
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                        14
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Aggressive Stock
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 33.82
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                         4
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $130.09
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                         9
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 19.19
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       133
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 17.65
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       259
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance International
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $  8.32
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       142
----------------------------------------------------------------------------------------------------------------------------------

                                 Appendix I: Condensed financial information A-1

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2002 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            For the year ending December 31,
                                                                                 -------------------------------------------------
                                                                                                        2002
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Premier Growth
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 4.77
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                      341
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $14.71
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                      198
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 9.63
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                      121
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Technology
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 2.85
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       77
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Balanced
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $33.05
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       86
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 9.96
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                      530
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 6.22
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       42
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian International
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 7.19
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                      282
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 7.86
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                      200
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 7.55
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                      345
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Emerging Markets Equity
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 5.56
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       69
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $18.11
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                      399
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 5.70
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       32
----------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 6.81
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                      285
----------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 9.24
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                      237
----------------------------------------------------------------------------------------------------------------------------------
 EQ/High Yield
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $21.48
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                      125
----------------------------------------------------------------------------------------------------------------------------------
 EQ/International Equity Index
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 7.08
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                      145
----------------------------------------------------------------------------------------------------------------------------------

A-2 Appendix I: Condensed financial information

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2002 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the year ending December 31,
                                                                                 -------------------------------------------------
                                                                                                          2002
----------------------------------------------------------------------------------------------------------------------------------
 J.P. Morgan Core Bond
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 12.99
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       441
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $  4.35
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       192
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 10.43
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       270
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $  9.85
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       386
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 13.86
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       184
----------------------------------------------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $  9.12
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                        38
----------------------------------------------------------------------------------------------------------------------------------
 EQ/MFS Investors Trust
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $  6.69
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       229
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 26.47
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       630
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Growth & Income Value
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $  9.45
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       128
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam International Equity
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $ 10.92
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       161
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Voyager
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $  9.19
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                        40
----------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                            $  8.44
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                                       122
----------------------------------------------------------------------------------------------------------------------------------

                                 Appendix I: Condensed financial information A-3

                      (This page intentionally left blank)

Appendix II: Market value adjustment example

--------------------------------------------------------------------------------

The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 14, 2004 to a fixed maturity option with a maturity date of February 14, 2013 (nine years later) at a hypothetical rate to maturity of 7.00%, resulting in a maturity value of $183,914 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later on February 14, 2008.



---------------------------------------------------------------------------------------------
                                                                       Hypothetical assumed
                                                                       rate to maturity on
                                                                        February 14, 2008
                                                                       ----------------------
                                                                          5.00%        9.00%
---------------------------------------------------------------------------------------------
 As of February 14, 2008 (before withdrawal)
---------------------------------------------------------------------------------------------
(1) Market adjusted amount                                            $144,082    $ 119,503
---------------------------------------------------------------------------------------------
(2) Fixed maturity amount                                             $131,104    $ 131,104
---------------------------------------------------------------------------------------------
(3) Market value adjustment:
  (1) - (2)                                                           $ 12,978    $ (11,601)
---------------------------------------------------------------------------------------------
 On February 14, 2008 (after withdrawal)
---------------------------------------------------------------------------------------------
(4) Portion of market value adjustment associated with withdrawal:
  (3) x [$50,000/(1)]                                                 $  4,504    $  (4,854)
---------------------------------------------------------------------------------------------
(5) Reduction in fixed maturity amount: [$50,000 - (4)]               $ 45,496    $  54,854
---------------------------------------------------------------------------------------------
(6) Fixed maturity amount: (2) - (5)                                  $ 85,608    $  76,250
---------------------------------------------------------------------------------------------
(7) Maturity value                                                    $120,091    $ 106,965
---------------------------------------------------------------------------------------------
(8) Market adjusted amount of (7)                                     $ 94,082    $  69,503
---------------------------------------------------------------------------------------------

You should note that under this example if a withdrawalis made when rates have increased from 7.00% to 9.00% (right column), a portionof a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized. The market value is computed differently if you withdraw amounts on a date other than the anniversary of the establishment of the fixed maturity option.


                                Appendix II: Market value adjustment example B-1

                      (This page intentionally left blank)

Appendix III: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit if elected.

The following illustrates the enhanced death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Alliance Intermediate Government Securities, EQ/Money Market, the guaranteed interest option, the fixed maturity options or the Special 10 year fixed maturity option), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an annuitant age 45 would be calculated as follows:



--------------------------------------------------------------------------------------
   End of
  contract                         5% Roll up to age 85      Annual ratchet to age 85
   year         Account value    enhanced death benefit      enhanced death benefit
--------------------------------------------------------------------------------------
     1           $105,000               $105,000                    $105,000
--------------------------------------------------------------------------------------
     2           $115,500               $110,250                    $115,500
--------------------------------------------------------------------------------------
     3           $129,360               $115,763                    $129,360
--------------------------------------------------------------------------------------
     4           $103,488               $121,551                    $129,360
--------------------------------------------------------------------------------------
     5           $113,837               $127,628                    $129,360
--------------------------------------------------------------------------------------
     6           $127,497               $134,010                    $129,360
--------------------------------------------------------------------------------------
     7           $127,497               $140,710                    $129,360
--------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


ANNUAL RATCHET TO AGE 85

(1) At the end of contract years 1 through 3, the enhanced death benefit is the current account value.

(2) At the end of contract years 4 through 7, the enhanced death benefit is the enhanced death benefit at the end of the prior year since it is equal to or higher than the current account value.


GREATER OF THE 5% ROLL UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 5% Roll up to age 85 or the Annual ratchet to age 85.*

* At the end of contract years 4 through 7, the death benefit will be the enhanced death benefit. At the end of contract years 1, 2 and 3, the death benefit will be the current account value.

                                Appendix III: Enhanced death benefit example C-1

                      (This page intentionally left blank)

Appendix IV: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS

The following tables illustrate the changes in account value, cash value and the values of the "greater of 5% Roll up to Age 85 or the Annual Ratchet to Age 85" guaranteed minimum death benefit, the Protection Plus benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for an Accumulator Select contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each policy year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be (3.08)%, 2.92% for the Accumulator Select Contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges but they do not reflect the charges we deduct from your account value annually for the optional guaranteed minimum death benefit, Protection Plus benefit and the features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return would be lower; however, the values shown in the following tables reflect all policy charges. The values shown under "Lifetime annual guaranteed minimum income benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the Death Benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value and, consequently, the guaranteed benefit has no value.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.74%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.39% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of policy values among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee Table" earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.


                                     Appendix IV: Hypothetical illustrations D-1

Variable Deferred Annuity
Accumulator Select
$100,000 Single Contribution and No Withdrawals
Male, Issue Age 60
Benefits:
  Greater of 5% Roll up and the Annual Ratchet to Age 85 Guaranteed Minimum Death Benefit
  Protection Plus
  Guaranteed Minimum Income Benefit

                                                                                                               Lifetime annual
                                                                                                             guaranteed minimum
                                                                                                               income benefit
                                                                                                     -------------------------------
                                                                Guaranteed      Total Death Benefit
                                                                  Minimum         with Protection      Guaranteed       Hypothetical
                       Account Value        Cash Value         Death Benefit         Plus              Income            Income
                    ------------------- ------------------- -------------------  -----------------  ----------------- --------------
  Age   Policy Year     0%        6%        0%        6%        0%        6%         0%    6%         0%      6%       0%       6%
------ ------------ --------- --------- --------- --------- --------- ---------  ------  -------    ------  ------   -----     -----
  60         1       100,000  100,000    100,000  100,000   100,000   100,000   100,000  100,000     N/A      N/A      N/A      N/A
  61         2        95,508  101,487     95,508  101,487   105,000   105,000   107,000  107,000     N/A      N/A      N/A      N/A
  62         3        91,113  102,958     91,113  102,958   110,250   110,250   114,350  114,350     N/A      N/A      N/A      N/A
  63         4        86,810  104,409     86,810  104,409   115,763   115,763   122,068  122,068     N/A      N/A      N/A      N/A
  64         5        82,591  105,836     82,591  105,836   121,551   121,551   130,171  130,171     N/A      N/A      N/A      N/A
  65         6        78,452  107,237     78,452  107,237   127,628   127,628   138,679  138,679     N/A      N/A      N/A      N/A
  66         7        74,386  108,607     74,386  108,607   134,010   134,010   147,613  147,613     N/A      N/A      N/A      N/A
  67         8        70,387  109,942     70,387  109,942   140,710   140,710   156,994  156,994     N/A      N/A      N/A      N/A
  68         9        66,450  111,238     66,450  111,238   147,746   147,746   166,844  166,844     N/A      N/A      N/A      N/A
  69        10        62,569  112,489     62,569  112,489   155,133   155,133   177,186  177,186     N/A      N/A      N/A      N/A
  74        15        43,740  117,901     43,740  117,901   197,993   197,993   237,190  237,190   12,493   12,493   12,493   12,493
  79        20        25,364  121,307     25,364  121,307   252,695   252,695   313,773  313,773   17,032   17,032   17,032   17,032
  84        25         6,774  121,678      6,774  121,678   322,510   322,510   388,642  388,642   27,736   27,736   27,736   27,736
  89        30             0  127,291          0  127,291   338,635   338,635         0  404,767     N/A      N/A      N/A      N/A
  94        35             0  135,734          0  135,734   338,635   338,635         0  404,767     N/A      N/A      N/A      N/A
  95        36             0  137,556          0  137,556   338,635   338,635         0  404,767     N/A      N/A      N/A      N/A

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a policy would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


D-2 Appendix IV: Hypothetical illustrations

Appendix V: Standard and Enhanced guaranteed principal benefit example
--------------------------------------------------------------------------------

For purposes of these examples, we assume that there is an initial contribution of $25,000, made to the contract on February 14, 2003. We also assume that no additional contributions, no transfers among options and no withdrawals from the contract are made. For Standard GPB, the example also assumes that a 10 year fixed maturity option is chosen. The hypothetical gross rates of return with respect to amounts allocated to the variable investment option are 0%, 6% and 10%. The numbers below reflect the deduction of all applicable separate account and contract charges and also reflects the charge for the Enhanced guaranteed principal benefit. The examples should not be considered a representation of past or future expenses. Similarly, the annual rates of return assumed in the example are not an estimate or guarantee of future investment performance.


   --------------------------------------------------------------------------------------------------------------
                                                                                                Enhanced GPB or
                                                                                              account value, as
                                                                                                applicable, on
                                                                                               February 14, 2003
                                                                Under the      Under the      (Not applicable to
                                                                Standard GPB   Enhanced GPB      Standard GPB)
   --------------------------------------------------------------------------------------------------------------
   Amount allocated to FMO on February 14, 2003 based              16,578          8,750              N/A
   upon a 4.19% rate to maturity
   --------------------------------------------------------------------------------------------------------------
   Initial account value allocated to the variable investment       8,423         16,250              N/A
   options on February 14, 2003
   --------------------------------------------------------------------------------------------------------------
   Account value in the fixed maturity option on                   25,000         13,195              N/A
   February 14, 2013
   --------------------------------------------------------------------------------------------------------------
   Annuity account value (computed by adding together the          30,917         23,799            25,000*
   value at the maturity date of the applicable fixed
   maturity option plus the value of amounts in the
   variable investment options on February 14, 2013,
   assuming a 0% gross annual rate of return)
   --------------------------------------------------------------------------------------------------------------
   Annuity account value (computed by adding together the          35,921         32,919           32,919**
   value at the maturity date of the applicable fixed
   maturity option plus the value of amounts in the
   variable investment options on February 14, 2013,
   assuming a 6% gross annual rate of return)
   --------------------------------------------------------------------------------------------------------------
   Annuity account value (computed by adding together the          41,078         42,327           42,327**
   value at the maturity date of the applicable fixed
   maturity option plus the value of amounts in the
   variable investment options on February 14, 2013,
   assuming a 10% gross annual rate of return)
   --------------------------------------------------------------------------------------------------------------

* Since the annuity account value is less than the alternate benefit under Enhanced GPB, the annuity account value is adjusted upward to equal the Enhanced GPB or an increase of $25,000, in the example.

** Since the annuity account value is greater than the alternate benefit under Enhanced GPB, the Enhanced GPB will not affect the annuity account value.

      Appendix V: Standard and Enhanced guaranteed principal benefit example E-1

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Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                          Page

Tax Information                                                             2
Unit Values                                                                15
Custodian and Independent Accountants                                      15
Yield Information for the EQ/Money Market Option, EQ/Alliance Quality Bond Option and EQ/High
 Yield Option                                                              15
Distribution of the Contracts                                              16
Financial Statements                                                       17


How to obtain an Equitable Accumulator(R) Select(SM) Statement of Additional Information for Separate Account No. 49

Send this request form to:
  Equitable Accumulator(R) Select(SM)
  P.O. Box 1547
  Secaucus, NJ 07096-1547

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Please send me an Equitable Accumulator(R) Select(SM) SAI for Separate Account No. 49 dated July 28, 2003.



--------------------------------------------------------------------------------
Name:


--------------------------------------------------------------------------------
Address:


--------------------------------------------------------------------------------
City                        State         Zip



(SAI 4ACS(5/03))

                                                        X00565/Select '02 Series

Equitable Accumulator(R) Select(SM)
A combination variable and fixed deferred annuity contract
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 28, 2003

The Equitable Life Assurance Society
of the United States
1290 Avenue of the Americas
New York, New York 10104

--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Equitable Accumulator(R) Select(SM) Prospectus, dated July 28, 2003. That Prospectus provides detailed information concerning the contracts and the variable investment options, the fixed maturity options and the guaranteed interest option, that fund the contracts. Each variable investment option is a subaccount of Equitable Life's Separate Account No. 49. Definitions of special terms used in the SAI are found in the Prospectus.

A copy of the Prospectus is available free of charge by writing the processing office (Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-789-7771 toll free, or by contacting your financial professional.

TABLE OF CONTENTS

Tax Information                                                              2

Unit Values                                                                 15

Custodian and Independent Accountants                                       15

Yield Information for the EQ/Money Market Option, EQ/Alliance
     Quality Bond Option and EQ/High Yield Option                           15

Distribution of the Contracts                                               16

Financial Statements                                                        17



  Copyright 2003. The Equitable Life Assurance Society of the United States. All rights reserved. Accumulator(R) is a registered service mark and Select(SM) is a service mark of The Equitable Life Assurance Society of the United States.


SAI 4ACS                                           Accumulator(R) '03/Select(SM)

                                                                          x00571

TAX INFORMATION

Individual retirement arrangements (IRAs)

This section of the SAI contains the information that the IRS requires you to have before you purchase an IRA. This section of the SAI covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

Your right to cancel within a certain number of days

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer.

The address of the processing office is as follows:

By regular mail:

Equitable Accumulator(R) Select(SM)
P.O. Box 1547
Secaucus, NJ 07096-1547

By express delivery:

Equitable Accumulator(R) Select(SM)
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094

For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

In addition to the cancellation right described above, if you fully convert an existing traditional IRA contract to a Roth Conversion IRA contract, you may cancel your Roth Conversion IRA contract and return to a Rollover IRA contract, whichever applies. Our processing office, or your financial professional, can provide you with the cancellation instructions.

General

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o Traditional IRAs, typically funded on a pre-tax basis including SEP-IRAs and SIMPLE IRAs, issued and funded in connection with employer-sponsored retirement plans; and

o   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS Web site (http://www.irs.gov).

Equitable Life designs its traditional IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA.

We have not applied for an opinion letter from the IRS to approve the respective forms of the Equitable Accumulator(R) Select(SM) traditional and Roth IRA contracts for use as a traditional and Roth IRA, respectively. We have received IRS opinion letters approving the respective forms of a similar traditional IRA and Roth IRA endorsement for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Equitable Accumulator(R) Select(SM) traditional and Roth IRA contracts.

The Inherited IRA beneficiary continuation contract has not been submitted to the IRS for approval as to form for use as a traditional IRA or Roth IRA. Equitable intends to submit both traditional and Roth IRA versions of the contract for formal approval, respectively. However, it is not clear whether and when such approval may be received.

Protection Plus feature

The Protection Plus feature is offered for IRA contracts, subject to state and contract availability. We have filed a request with the IRS that the contract with the Protection Plus feature qualifies as to form for use as a traditional IRA and Roth IRA, respectively. We do not know if and when any such IRS formal approvals will be received. There is no assurance that the contract with the Protection Plus feature meets the IRS qualification requirements for IRAs. IRAs generally may not invest in life insurance contracts. Although we view the optional Protection Plus benefit as an investment protection feature which should have no adverse tax effect and not as life insurance, it is possible that the IRS could take a contrary position regarding tax qualification or assert that the Protection Plus rider is not a permissible part of an individual retirement annuity contract. We further view the optional Protection Plus benefit as part of the contract. There is also a risk that the IRS may take the position that the optional Protection Plus benefit is not part of the annuity contract. In such a case, the charges for the Protection Plus rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable and, for contract owners under age 59-1/2, also subject to a tax penalty. Were the IRS to take any adverse position, Equitable would take all reasonable steps to attempt to avoid any adverse result, which would include amending the contract (with appropriate notice to you). You should discuss with your tax adviser whether you should consider purchasing an Accumulator(R) Select(SM) IRA or Accumulator(R) Select(SM) Roth IRA with optional Protection Plus feature.

Traditional individual retirement annuities (traditional IRAs)

Contributions to traditional IRAs. Individuals may make three different types of contributions to a traditional IRA:

o   regular contributions out of earned income or compensation; or

o   tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").


Regular contribution to traditional IRAs

Limits on contributions. Generally, $3,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) for the taxable year 2003. This amount stays the same for 2004. When your earnings are below $3,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70-1/2 or any tax year after that.

If you reach age 50 before the close of the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make an additional "catch up contribution" of up to $500 to your traditional IRA. This amount is the same for both taxable years 2003 and 2004.

Special rules for spouses. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation, or compensation under $3,000, married individuals filing jointly can contribute up to $6,000 for 2003 to any combination of traditional IRAs and Roth IRAs. This amount stays the same for 2004. (Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa.) The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $3,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70-1/2 or over can contribute up to the lesser of $3,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70-1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during the taxable year for which the contribution is made.

Deductibility of contributions. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored, tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

If you are not covered by a retirement plan during any part of the year, you can make fully deductible contributions to your traditional IRAs for the taxable year up to the maximum amount discussed earlier in this section under "Limits on contributions". That is, for each of the taxable years 2003 and 2004, your fully deductible contribution can be up to $3,000, or if less, your earned income. (The dollar limit is $3,500 for people eligible to make age 50-701/2 catch-up contributions.)

If you are covered by a retirement plan during any part of the year, and your adjusted gross income (AGI) is below the lower dollar figure in a phase-out range, you can make fully deductible contributions to your traditional IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls within a phase-out range, you can make partially deductible contributions to your traditional IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls above the higher figure in the phase-out range, you may not deduct any of your regular contributions to your traditional IRAs.

If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $40,000 and $50,000 in 2003 and AGI between $45,000 and $55,000 in 2004. In 2004 the deduction will phase out for AGI between $50,000 and $60,000.

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $60,000 and $70,000 in 2003 and AGI between $65,000 and $75,000 in 2004. This range will increase every year until 2007 when the deduction will phase out for AGI between $80,000 and $100,000.

Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with an AGI between $150,000 and $160,000.

To determine the deductible amount of the contribution for 2003 for example, you determine AGI and subtract $40,000 if you are single, or $60,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:


 ($10,000-excess AGI)    times   $3,000 (or earned   Equals    the adjusted
 --------------------      x      income, if less,     =         deductible
  divided by $10,000                 or $3,500,                 contribution
                                   if applicable)                   limit

Additional "Saver's Credit" for contributions to a traditional IRA or Roth IRA

You may be eligible for a nonrefundable income tax credit for contributions you make to a traditional IRA or Roth IRA. If you qualify, you may take this credit even though your traditional IRA contribution is already fully or partially deductible. To take advantage of this "saver's credit" you must be 18 or over before the end of the taxable year for which the contribution is made. You cannot be a full-time student or claimed as a dependent on another's tax return and your adjusted gross income cannot exceed $50,000. The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return, and each of you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due for the year for which you make the contribution. Saver's-credit-eligible contributions may be made to a 401(k) plan, 403(b) TSA, governmental 457(b) plan, SIMPLE IRA, or SARSEP IRA, as well as a traditional IRA or Roth IRA.

Nondeductible regular contributions. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $3,000 per person limit for the applicable taxable year (2003 or 2004). The dollar limit is $3,500 for people eligible to make ages 50 - 70-1/2 catch-up contributions. See "Excess contributions" later in this section. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

When you can make regular contributions. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year.

Rollover and transfer contributions to traditional IRAs

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o   qualified plans;

o   governmental 457(b) plans;

o TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts); and

o   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another. Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

Rollovers from "eligible retirement plans" other than traditional IRAs

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant.

There are two ways to do rollovers:

o   Do it yourself
    You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o   Direct rollover
    You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA, qualified plan or governmental 457(b) plan are eligible rollover distributions, unless the distributions are:

o "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o   a hardship withdrawal; or

o   corrective distributions that fit specified technical tax rules; or

o   loans that are treated as distributions; or

o   a death benefit payment to a beneficiary who is not your surviving spouse;
    or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax advisor whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA and subsequently take a premature distribution.

Rollovers of after-tax contributions from eligible retirement plans other than traditional IRAs

Any after-tax contributions you have made to a qualified plan or TSA (but not a governmental 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, TSA or governmental 457(b) plan.

Rollovers from traditional IRAs to traditional IRAs

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.

Excess contributions

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o contributions of more than $3,000 for the applicable taxable year, 2003 or 2004 (or $3,500 if you are ages 50 - 70-1/2); or

o regular contributions of more than earned income for the year, if that amount is under $3,000 for the applicable taxable year, 2003 or 2004 (or $3,500 if you are ages 50 - 70-1/2); or

o   regular contributions to a traditional IRA made after you reach age 70-1/2;
    or

o rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70-1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed later in this section under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1)  the rollover was from an eligible retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

(3)  you took no tax deduction for the excess contribution.

Recharacterizations

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

Withdrawals, payments and transfers of funds out of traditional IRAs.

No federal income tax law restrictions on withdrawals. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

Taxation of payments. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income. We report all payments from traditional IRA contracts on IRS Form 1099R as fully taxable.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" earlier in this section; or

o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and transfer contributions to traditional IRAs" earlier in this section.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a TSA or a governmental EDC plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, TSA or governmental EDC plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax advisor.

Required minimum distributions

Background on Regulations -- Required Minimum Distributions. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Treasury Regulations on required minimum distributions were proposed in 1987, revised in 2001 and finalized in 2002. The 2002 final Regulations apply beginning in January 2003. The 2002 final Regulations include Temporary Regulations applicable to annuity contracts. Certain provisions of the Temporary Regulations concerning the actuarial value of additional contract benefits which could have increased the amount required to be distributed from contracts have been suspended for 2003. However, these or similar provisions may apply in future years. Under transitional rules, the 1987 and 2001 proposed regulations may continue to apply to annuity payments. Please consult your tax advisor concerning applicability of these complex rules to your situation.

Lifetime required minimum distributions. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.

When you have to take the first required minimum distribution. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April
1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

How you can calculate required minimum distributions.
There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

Account-based method. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

Annuity-based method. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

Do you have to pick the same method to calculate your required minimum distributions for all of your traditional IRAs and other retirement plans? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

Will we pay you the annual amount every year from your traditional IRA based on the method you choose? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawals to you.

What if you take more than you need to for any year? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa. However, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

What if you take less than you need to for any year? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

What are the required minimum distribution payments after you die? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

Individual beneficiary. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

Spousal beneficiary. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

Non-individual beneficiary. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

Successor owner and annuitant

If your spouse is the sole primary beneficiary and elects to become the successor owner and annuitant, no death benefit is payable until your surviving spouse's death.

Payments to a beneficiary after your death

IRA death benefits are taxed the same as IRA distributions.

Borrowing and loans are prohibited transactions

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.

Early distribution penalty tax

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

To meet this last exception, you could elect to apply your contract value to an Income Manager (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals and Income Manager payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals or Income Manager annuity payments begin, the distributions should not be stopped or changed until after the later of your reaching age 59-1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under this option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your contract as changing your pattern of substantially equal withdrawals or Income Manager payments for purposes of determining whether the penalty applies.

Roth individual retirement annuities (Roth IRAs)

This section of the SAI covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Equitable Accumulator(R) Select(SM) Roth Conversion IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

Contributions to Roth IRAs

Individuals may make four different types of contributions to a Roth IRA:

o   regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs ("conversion" contributions); or

o   tax-free rollover contributions from other Roth IRAs; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth Conversion contract. See "Rollovers and direct transfers" later in this section. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

Regular contributions to Roth IRAs

Limits on regular contributions. Generally, $3,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) for the taxable year 2003. This amount stays the same for 2004. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $3,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion earlier in this section under traditional IRAs. If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, additional catch-up contributions totaling up to $500 can be made for the taxable year. This amount is the same for both taxable years 2003 and 2004.

With a Roth IRA, you can make regular contributions when you reach age 70-1/2, as long as you have sufficient earnings. But, you cannot make contributions, regardless of your age, for any year that:

o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is over $160,000; or

o your federal income tax filing status is "single" and your modified adjusted gross income is over $110,000.

However, you can make regular Roth IRA contributions in reduced amounts when:

o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is between $150,000 and $160,000; or

o your federal income tax filing status is "single" and your modified adjusted gross income is between $95,000 and $110,000.

If you are married and filing separately and your modified adjusted gross income is between $0 and $10,000 the amount of regular contributions you are permitted to make is phased out. If your modified adjusted gross income is more than $10,000 you cannot make regular Roth IRA contributions.

When you can make contributions. Same as traditional IRAs.

Deductibility of contributions.  Roth IRA contributions are not tax deductible.


Rollovers and direct transfers

What is the difference between rollover and direct transfer transactions? You may make rollover contributions to a Roth IRA from only two sources:

o   another Roth IRA ("tax-free rollover contribution"); or

o another traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion contribution").

You may not make contributions to a Roth IRA from a qualified plan under
Section 401(a) of the Internal Revenue Code, a TSA under Section 403(b) of the Internal Revenue Code or any other eligible retirement plan. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

Conversion contributions to Roth IRAs

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax-free. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. If you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free.

There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59-1/2.

You cannot make conversion contributions to a Roth IRA for any taxable year in which your modified adjusted gross income exceeds $100,000. For this purpose, your modified adjusted gross income is calculated without the gross income stemming from the traditional IRA conversion. You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age 70-1/2.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

Recharacterizations

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

How to recharacterize. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA).

To recharacterize a contribution, you must use our forms.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

Withdrawals, payments and transfers of funds out of Roth IRAs

No federal income tax law restrictions on withdrawals. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

Distributions from Roth IRAs

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable ten-year averaging and long-term capital gain treatment available in certain limited cases to distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o   rollovers from a Roth IRA to another Roth IRA;

o   direct transfers from a Roth IRA to another Roth IRA;

o   qualified distributions from a Roth IRA; and

o   return of excess contributions or amounts recharacterized to a traditional
    IRA.

Qualified distributions from Roth IRAs. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o   you are age 59-1/2 or older; or

o   you die; or

o   you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable- year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

Nonqualified distributions from Roth IRAs. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:


(1)  Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

     (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

     (b)  Nontaxable portion.

(3)  Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2) All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)  All conversion contributions made during the year are added together.
     For purposes of the ordering rules, in the case of any conversion in which the conversion distribution is made in 2003 and the conversion contribution is made in 2004, the conversion contribution is treated as contributed prior to other conversion contributions made in 2004.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

Required minimum distributions during life

Lifetime required minimum distributions do not apply.

Required minimum distributions at death

Same as traditional IRA under "What are the required minimum distribution payments after you die?"

Payments to a beneficiary after your death

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

Borrowing and loans are prohibited transactions

Same as traditional IRA.

Excess contributions

Generally the same as traditional IRA.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your modified adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

Early distribution penalty tax

Same as traditional IRA.

For Roth IRAs, special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.

Tax-sheltered Annuity contracts (TSAs)

General

This section of the SAI covers some of the special tax rules that apply to TSA contracts under Section 403(b) of the Internal Revenue Code (TSAs). If the rules are the same as those that apply to another kind of contract, for example, traditional IRAs, we will refer you to the same topic under "traditional IRAs."

Generally there are two types of funding vehicles available for 403(b) arrangements -- an annuity contract under Section 403(b)(1) of the Code or a custodial account which invests only in mutual funds and which is treated as an annuity contract under Section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral.

Protection Plus feature

The Protection Plus feature is offered for Rollover TSA contracts, subject to state and contract availability. There is no assurance that the contract with the Protection Plus feature meets the qualification requirements for TSAs. There is a limit to the amount of life insurance benefits that TSAs may offer. Although we view the optional Protection Plus benefit as an investment protection feature which should have no adverse tax effect and not as a life insurance benefit, it is possible that the IRS could take a contrary position regarding tax qualification or assert that the Protection Plus rider is not a permissible part of a TSA contract. If the IRS were to take the position that the optional Protection Plus benefit is not part of the contract, in such a case, the charges for the Protection Plus rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could affect the tax qualification of the TSA and could be taxable. Were the IRS to take any adverse position, Equitable would take all reasonable steps to attempt to avoid any adverse result, which would include amending the contract (with appropriate notice to you). You should discuss with your tax adviser whether you should consider purchasing an Accumulator(R) Select(SM) Rollover TSA contract with the optional Protection Plus feature.

Contributions to TSAs

There are two ways you can make contributions to establish this Accumulator(R) Select(SM) Rollover TSA contract:

o a full or partial direct transfer of assets ("direct transfer") from another contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code by means of IRS Revenue Ruling 90-24; or

o   a rollover from another 403(b) arrangement.

If you make a direct transfer, you must fill out our transfer form.

We do not accept after-tax contribution rollovers to the Accumulator(R) Select(SM) TSA.

Employer-remitted contributions. The Equitable Accumulator(R) Select(SM) Rollover TSA contract does not accept employer-remitted contributions. However, we provide the following discussion as part of our description of restrictions on the distribution of funds directly transferred, which include employer-remitted contributions to other TSAs.

Employer-remitted contributions to TSAs made through the employer's payroll are subject to annual limits. (Tax-free direct transfer contributions from another 403(b) arrangement and rollover contributions from another eligible retirement plan are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions. Amounts attributable to salary reduction contributions to TSAs are generally subject to withdrawal restrictions. Also, all amounts attributable to investments in a 403(b)(7) custodial account are subject to withdrawal restrictions discussed below.

Rollover or direct transfer contributions. Once you establish your Rollover TSA contract with 403(b)-source funds, you may make rollover contributions to your Rollover TSA contract from these sources: qualified plans, governmental 457(b) plans, other TSAs and 403(b) arrangements and traditional IRAs. All rollover contributions must be pre-tax funds only with appropriate documentation satisfactory to us.

Generally, you may make a rollover contribution to your TSA when you have a distributable event from an existing TSA or other eligible retirement plan as a result of your:

o termination of employment with the employer who provided the funds for the plan; or

o   reaching age 59-1/2 even if you are still employed; or

o   disability (special federal income tax definition).

You can roll over pre-tax funds from a traditional IRA to a TSA at any time.

You should discuss with your tax advisor whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental 457(b) plan are not subject to the additional 10% federal income tax penalty for pre-mature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution.

A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution. We accept direct transfers of TSA funds under Revenue Ruling 90-24 only if:

o you give us acceptable written documentation as to the source of the funds, and

o the Equitable Accumulator(R) Select(SM) contract receiving the funds has provisions at least as restrictive as the source contract.

Before you transfer funds to an Equitable Accumulator(R) Select(SM) Rollover TSA contract, you may have to obtain your employer's authorization or demonstrate that you do not need employer authorization. For example, the transferring TSA may be subject to Title I of ERISA, if the employer makes matching contributions to salary reduction contributions made by employees. In that case, the employer must continue to approve distributions from the plan or contract.

Your contribution to the Equitable Accumulator(R) Select(SM) TSA must be net of the required minimum distribution for the tax year in which we issue the contract if:

o   you are or will be at least age 70-1/2 in the current calendar year, and

o you have retired from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to the Equitable Accumulator(R) Select(SM) Rollover TSA.

This rule applies regardless of whether the source of funds is a:

o rollover by check of the proceeds from another TSA or eligible retirement plan; or

o   direct rollover from another TSA or eligible retirement plan; or

o   direct transfer under Revenue Ruling 90-24 from another TSA.

Distributions from TSAs

General. Depending on the terms of the employer plan and your employment status, you may have to get your employer's consent to take a loan or withdrawal. Your employer will tell us this when you establish the TSA through a direct transfer.

Withdrawal restrictions. If this is a Revenue Ruling 90-24 direct transfer, we will treat all amounts transferred to this contract and any future earnings on the amount transferred as not eligible for withdrawal until one of the following events happens:

o you are severed from employment with the employer who provided the funds to purchase the TSA you are transferring to the Equitable Accumulator(R) Select(SM) Rollover TSA; or

o   you reach age 59-1/2; or

o   you die; or

o   you become disabled (special federal income tax definition); or

o   you take a hardship withdrawal (special federal income tax definition).

If any portion of the funds directly transferred to your TSA contract is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. These restrictions do not apply to the amount directly transferred to your TSA contract that represents your December 31, 1988, account balance attributable to salary reduction contributions to a TSA annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988, account balance if you have qualifying amounts transferred to your TSA contract.

This paragraph applies only to participants in a Texas Optional Retirement Program. Texas Law permits withdrawals only after one of the following distributable events occur:

(1) the requirements for minimum distribution (discussed under "Required minimum distributions" later in this section) are met; or

(2)  death; or

(3)  retirement; or

(4) termination of employment in all Texas public institutions of higher education.

For you to make a withdrawal, we must receive a properly completed written acknowledgment from the employer. If a distributable event occurs before you are vested, we will refund to the employer any amounts provided by an employer's first-year matching contribution. We reserve the right to change these provisions without your consent but only to the extent necessary to maintain compliance with applicable law. Loans are not permitted under Texas Optional Retirement Programs.

Tax treatment of distributions. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" later in this section. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we currently do not accept after-tax funds, we do not track your after-tax investment in the contract, if any. We will report all distributions from this Rollover TSA as fully taxable. It is your responsibility to determine how much of the distribution is taxable.


Distributions before annuity payments begin. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any contributions and earnings on those contributions.

Annuity payments. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

Payments to a beneficiary after your death. Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan.

Loans from TSAs. You may take loans from a TSA unless restricted by the employer (for example, under an employer plan subject to ERISA). If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the TSA funds told us when you purchased your contract.

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

    (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

    (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made.

o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Equitable Accumulator(R) Select(SM) Rollover TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

o   the loan does not qualify under the conditions above;

o   the participant fails to repay the interest or principal when due; or

o in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

Tax-deferred rollovers and direct transfers. You may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a TSA to any of the following: a qualified plan, a governmental 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers of TSA funds from one TSA to another under Revenue Ruling 90-24 are not distributions.

Required minimum distributions

Generally the same as traditional IRA with these differences:

When you have to take the first required minimum distribution. The minimum distribution rules force TSA participants to start calculating and taking annual distributions from their TSAs by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70-1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70-1/2, as follows:

o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70-1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

o TSA plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986, TSA account balance, even if retired at age 70-1/2. We will know whether or not you qualify for this exception because it will only apply to people who establish their Equitable Accumulator(R) Select(SM) Rollover TSA by direct Revenue Ruling 90-24 transfers. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Equitable Accumulator(R) Select(SM) Rollover TSA on the form used to establish the TSA, you do not qualify.

Spousal consent rules

This will only apply to you if you establish your Equitable Accumulator(R) Select(SM) Rollover TSA by direct Revenue Ruling 90-24 transfer. Your employer will tell us on the form used to establish the TSA whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.

Early distribution penalty tax

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59-1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o   if you are separated from service, any form of payout after you are age 55;
    or

o only if you are separated from service, a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Federal and state income tax withholding and Information reporting

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However we may require additional documentation in the case of payments made to non United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

Federal income tax withholding on periodic annuity payments

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $15,840 in periodic annuity payments in 2003, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

Federal income tax withholding on non-periodic annuity payments (withdrawals)

For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts and to the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

You cannot elect out of withholding if the payment is an eligible rollover distribution from a TSA. If a non-periodic distribution from a TSA is not an eligible rollover distribution then the 10% withholding rate applies.

Mandatory withholding from TSA distributions

Unless you have the distribution go directly to the new plan, eligible rollover distributions from qualified plans and TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another eligible retirement plan. All distributions from a TSA are eligible rollover distributions unless they are on the following list of exceptions:

o any distributions which are required minimum distributions after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o   hardship withdrawals; or

o   corrective distributions that fit specified technical tax rules; or

o   loans that are treated as distributions; or

o   a death benefit payment to a beneficiary who is not your surviving spouse;
    or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to mandatory 20% withholding.


UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Equitable Accumulator(R) Select(SM).

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

                              (a)
                              (-)  -  c
                              (b)

where:

(a) is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by EQ Advisors Trust or AXA Premier VIP Trust (the "Trusts"), as applicable.

(b) is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c) is the daily mortality and expense risks charge, administrative charge and distribution charge relating to the contracts, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed a total of 1.70%. Your contract charges may be less.


CUSTODIAN AND INDEPENDENT ACCOUNTANTS

Equitable Life is the custodian for the shares of the Trusts owned by Separate Account No. 49.

The financial statements of each Separate Account as of December 31, 2002 and for the periods ended December 31, 2002 and 2001, and the consolidated financial statements of Equitable Life as of December 31, 2002 and 2001 and for each of the three years ended December 31, 2002 incorporated in this SAI have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


YIELD INFORMATION FOR THE EQ/MONEY MARKET OPTION, EQ/ALLIANCE QUALITY BOND OPTION AND EQ/HIGH YIELD OPTION

EQ/Money Market option

The EQ/Money Market option calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical contract with one unit at the beginning of the period. To determine the seven-day rate of return, the net change in the unit value is computed by subtracting the unit value at the beginning of the period from a unit value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average administrative charge factor (explained below). This reduction is made to recognize the deduction of the annual administrative charge under the contracts, which is not reflected in the unit value.

Unit values reflect all other accrued expenses of the EQ/Money Market option but do not reflect any optional benefit charges or charges for applicable taxes such as state or local premium taxes. Under the 12 month dollar cost averaging program (if available under your contract), unit values also do not reflect any mortality and expense risks charge, the administrative charge and the distribution charge.

The adjusted net change is divided by the unit value at the beginning of the period to obtain what is called the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual administrative charge that is deducted from the EQ/Money Market option will vary for each contract depending upon the percentage of the account value allocated to the EQ/Money Market option. To determine the effect of the annual administrative charge on the yield, we start with the total dollar amounts of the charges deducted from the option during the 12-month period ending on the last day of the prior year. The amount is multiplied by 7/365 to produce an average administrative charge factor which is used in all weekly yield computations for the ensuing year. The average administrative charge factor is then divided by the number of EQ/Money Market units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in unit value for the seven-day period.

The effective yield is obtained by modifying the current yield to take into account the compounding nature of the EQ/Money Market option's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1 )365/7 - 1. The EQ/Money Market option yields will fluctuate daily. Accordingly, yields for any given period do not necessarily represent future results. In addition, the value of units of the EQ/Money Market option will fluctuate and not remain constant.

EQ/Alliance Quality Bond and EQ/High Yield options

The EQ/Alliance Quality Bond and EQ/High Yield options calculate yield information for 30-day periods. The 30-day current yield calculation is based on a hypothetical contract with one unit at the beginning of the period. To determine the 30-day rate of return, the net change in the unit value is computed by subtracting the unit value at the beginning of the period from a unit value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average administrative charge factor (explained below). This reduction is made to recognize the deduction of the annual administrative charge under the contracts, which is not reflected in the unit value.

Unit values reflect all other accrued expenses of each option but do not reflect the optional benefit charge or charges for applicable taxes such as state or local premium taxes.

The adjusted net change is divided by the unit value at the beginning of the period to obtain the adjusted base period rate of return. This 30-day adjusted base period return is then multiplied by 365/30 to produce an annualized 30-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual administrative charge that is deducted from each option will vary for each contract depending upon the percentage of the account value allocated to each option. To determine the effect of the annual administrative charge on the yield, we start with the total dollar amounts of the charges deducted from the option during the 12-month period ending on the last day of the prior year. The amount is multiplied by 30/365 to produce an average administrative charge factor which is used in all 30-day yield computations for the ensuing year. The average administrative charge factor is then divided by the number of option units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in unit value for the 30-day period.

The yield for each option will fluctuate daily. Accordingly, the yield for any given period does not necessarily represent future results. In addition, the value of option units will fluctuate and not remain constant.

Other yield information

The yields for the EQ/Money Market option, EQ/Alliance Quality Bond option and EQ/High Yield option reflect charges that are not normally reflected in the yields of other investments. Therefore, they may be lower when compared with yields of other investments. The yields for the EQ/Money Market option, EQ/Alliance Quality Bond option and EQ/High Yield option should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the fixed maturity options. Nor should the yields be compared to the yields of money market options made available to the general public.

The seven-day current yield for the EQ/Money Market option was     % for the
period ended December 31, 2002. The effective yield for that period was     %.

The effective yield for the EQ/Alliance Quality Bond option was     % for the
30-day period ended December 31, 2002.

The effective yield for the EQ/High Yield option was     % for the 30-day
period ended December 31, 2002.

Because the above yields reflect the deduction of variable investment option expenses, they are lower than the corresponding yield figures for the EQ/Money Market, EQ/Alliance Quality Bond and EQ/High Yield portfolios which reflect only the deduction of EQ Advisors and AXA Premier VIP Trust-level expenses.


DISTRIBUTION OF THE CONTRACTS

Under a distribution agreement between AXA Distributors, LLC, Equitable Life and certain of Equitable Life's separate accounts, including Separate Account No. 49, Equitable Life paid AXA Distributors, LLC distribution fees of $149,380,289 for 2002, $219,355,297 for 2001 and $199,478,753 for 2000, as the
distributor of certain contracts, including these contracts, and as the principal underwriter of several Equitable Life separate accounts, including Separate Account No. 49.

Of these amounts, for each of these three years, AXA Distributors, LLC retained $59,543,803_, $91,443,554 and $52,501,772, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, Equitable Life and certain of Equitable Life's separate accounts, including Separate Account Nos. 45 and 49, Equitable Life paid AXA Advisors a fee of $325,380 for each of the years 2002, 2001 and 2000. Equitable Life paid AXA Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several Equitable Life separate accounts, including Separate Account Nos. 45 and 49, $536,113,253 in 2002, $543,488,990
in 2001 and $666,577,890 in 2000. Of these amounts, AXA Advisors retained $283,213,274, $277,057,837 and $385,314,054, respectively.


FINANCIAL STATEMENTS

The consolidated financial statements of Equitable Life included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the contracts.

[FINANCIALS TO BE ADDED BY AMENDMENT]

                                  PART C

                            OTHER INFORMATION

This Part C is amended solely for the purpose of filing the exhibits noted below. No amendment or deletion is made of any of the other information set forth under the Part C Items as provided in Post-Effective Amendment No. 20 to the Registration Statement.


Item 24.   Financial Statements and Exhibits.

           (b) Exhibits.

      4.(a)(a)(a)  Form of Guaranteed Minimum Death Benefit ("GMDB") Rider (No.
                   2003 GMDB-RUorAR) Greater of [5%] Rollup to age [85]
                   GMDB or Annual Ratchet to Age [85] GMDB, incorporated herein by reference to Exhibit 4(a)(i) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

      4.(b)(b)(b)  Form of Guaranteed Minimum Death Benefit ("GMDB") Rider
                   (No. 2003 GMDB-AR) Annual Ratchet to Age [85], incorporated herein by reference to Exhibit 4(a)(j) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

      4.(c)(c)(c)  Form of Guaranteed Minimum Income Benefit ("GMIB") Rider
                   (No. 2003 GMIB) (also known as the Living Benefit), incorporated herein by reference to Exhibit 4(a)(k) to the Registration Statement (File No. 333-05593) filed on
                   May 8, 2003.

      4.(d)(d)(d)  Form of Protection Plus Optional Death Benefit Rider
                   (No. 2003PPDB), incorporated herein by reference to
                   Exhibit 4(a)(l) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

      4.(e)(e)(e)  Form of Enhanced Guaranteed Principal Benefit ("Enhanced
                   GPB") Rider (No. 2003 GPB), incorporated herein by reference to Exhibit 4(a)(m) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

      4.(f)(f)(f)  Form of Spousal Protection Rider applicable to
                   [Non-Qualified][Certificate/Contract]s (No. 2003 SPPRO), incorporated herein by reference to Exhibit 4(a)(n) to the Registration Statement (File No. 333-05593) filed on
                   May 8, 2003.

      4.(g)(g)(g)  Form of Data Pages (No. 2003 DPTOBCO), incorporated herein by reference to Exhibit 4(a)(o) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

      4.(h)(h)(h)  Form of Data Pages (No. 2003DP), incorporated herein by reference to Exhibit 4(a)(p) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

      4.(i)(i)(i)  Form of Data Pages (No. 2003DPSelect).

      4.(j)(j)(j)  Form of Data Pages (Inherited IRA) (No. 2003
                   DPTOBCO-Select).

Item 32.  Undertakings
          ------------

      Equitable represents that the fees and charges deducted under the Certificates described in this Registration Statement, in the aggregate, in each case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Equitable under the Certificates. Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Equitable to earn a profit, the degree to which the Certificates include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Certificates sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein, based on supplements, endorsements, data pages, or riders to any Certificates or prospectus, or otherwise. The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

      The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of
Section 403(b) of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

                                SIGNATURES



      As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 8th day of May, 2003.



                                    SEPARATE ACCOUNT No. 49 OF
                                    THE EQUITABLE LIFE ASSURANCE SOCIETY
                                    OF THE UNITED STATES
                                                (Registrant)

                                    By: The Equitable Life Assurance
                                        Society of the United States


                                    By: /s/ Robin Wagner
                                        ----------------------
                                            Robin Wagner
                                            Vice President and Counsel
                                            The Equitable Life
                                            Assurance Society of the United
                                            States

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, has caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 8th day of May, 2003.




                                           THE EQUITABLE LIFE ASSURANCE SOCIETY
                                           OF THE UNITED STATES
                                                      (Depositor)


                                           By: /s/ Robin Wagner
                                              ---------------------------------
                                              Robin Wagner
                                              Vice President and Counsel
                                              The Equitable Life Assurance
                                              Society of the United States



         As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                          Vice Chairman of the Board
                                           Chief Financial Officer and Director

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and Controller


*DIRECTORS:

Bruce W. Calvert            Denis Duverne                 W. Edwin Jarmain
Francoise Colloc'h          Jean-Rene Fourtou             Christina Johnson
Christopher M. Condron      John C. Graves                Scott D. Miller
Henri de Castries           Donald J. Greene              Joseph H. Moglia
Claus-Michael Dill          Mary R. (Nina) Henderson      Peter J. Tobin
Joseph L. Dionne            James F. Higgins              Stanley B. Tulin






*By: /s/ Robin Wagner
     ------------------------
         Robin Wagner
         Attorney-in-Fact

May 8, 2003

                                 EXHIBIT INDEX

EXHIBIT NO.                                                     TAG VALUE
-----------                                                     ---------
 4(i)(i)(i)  Form of Data Pages (No. 2003 DPSelect).            EX-99.4iii
 4(j)(j)(j)  Form of Data Pages (Inherited IRA) (No. 2003
             DPTOBCO-Select).                                   EX-99.4jjj